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                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                             ---------------------
                                   SEMI-ANNUAL
                               SEPTEMBER 30, 2002
                             ---------------------

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                          NORTH AMERICA CONTINENT ART

                                 TWEEDY, BROWNE
                               AMERICAN VALUE FUND

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

                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report ............................................    1
   Appendix A- Portfolio Characteristics ...............................   17
Tweedy, Browne Global Value Fund:
   Portfolio of Investments ............................................   19
   Schedule of Forward Exchange Contracts ..............................   27
   Statement of Assets and Liabilities .................................   33
   Statement of Operations .............................................   34
   Statements of Changes in Net Assets .................................   35
   Financial Highlights ................................................   36
   Notes to Financial Statements .......................................   37
       Investment in the Fund by the Investment Adviser
            and Related Parties ........................................   40
Tweedy, Browne American Value Fund:
   Portfolio of Investments ............................................   44
   Schedule of Forward Exchange Contracts ..............................   49
   Statement of Assets and Liabilities .................................   51
   Statement of Operations .............................................   52
   Statements of Changes in Net Assets .................................   53
   Financial Highlights ................................................   54
   Notes to Financial Statements .......................................   55
       Investment in the Fund by the Investment Adviser
            and Related Parties ........................................   58

================================================================================

     This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.

--------------------------------------------------------------------------------
  INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                  MANAGERS PIC


To Our Shareholders:

      We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the six months ended
September 30, 2002. Investment results* for various time periods ending September 30, 2002 are presented in the tables below:

--------------------------------------------------------------------------------
                  TWEEDY, BROWNE
                   GLOBAL VALUE                    MSCI EAFE(1)(2)
                        FUND                    US $           HEDGED
--------------------------------------------------------------------------------
6 Months              -21.32%                -21.43%          -29.84%
--------------------------------------------------------------------------------
1 Year                -10.44                 -15.53           -21.26
--------------------------------------------------------------------------------
3 Years               - 2.53                 -14.60           -11.63
--------------------------------------------------------------------------------
5 Years                 4.42                 - 5.65           - 3.20
--------------------------------------------------------------------------------
Since
Inception (3)          10.21                   1.13             3.76
================================================================================


================================================================================
                                        1

--------------------------------------------------------------------------------
                          TWEEDY, BROWNE
                          AMERICAN VALUE                 S&P
                                FUND                  500(1)(4)
--------------------------------------------------------------------------------
6 Months                      -21.84%                  -28.34%
--------------------------------------------------------------------------------
1 Year                        -15.19                   -20.47
--------------------------------------------------------------------------------
3 Years                       - 2.94                   -12.88
--------------------------------------------------------------------------------
5 Years                         1.34                   - 1.62
--------------------------------------------------------------------------------
Since
Inception (3)                  10.19                     8.59
================================================================================

* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost. Results are annualized for all periods except the 6 months period.

      The phrase, "pleased to present the semi-annual report," is used more out of habit than out of any great pleasure we derive from our performance and the performance of nearly every popular stock market index in the past six months. Not since the dark days of 1990 when value investing significantly underperformed the broader market indices, have we experienced such a difficult investing environment. Although the relative pain is less this time, the absolute pain is far greater. And the reversal of fortunes since our last annual report for the year ended March 31, 2002 has been dramatic. Six months ago we marveled at the resilience of the stock market in light of 9/11, major accounting scandals that brought down such enormous corporations as Enron, WorldCom, and Global Crossing, and an economy that was either in or on the verge of recession. We may have spoken too soon.

      Following the surge experienced by most stock markets in the fourth quarter of 2001, stocks began to run out of steam in early 2002. For the first nine months of calendar year 2002, the S&P 500 was down 28.15% and the NASDAQ Composite was down 39.73%(5). Over the same time period, the net asset value of shares of Tweedy, Browne American Value Fund declined 19.64%. Internationally, stocks have not performed much better. The MSCI EAFE Index in US Dollars was down 21.04%, while MSCI EAFE Hedged was down 28.54%. This index in dollars has performed better than the hedged index as the dollar declined against most major foreign currencies in the most recent six months. Also in the same time period, the net asset value of shares of Tweedy, Browne Global Value Fund showed a loss of 15.97%. It has not been a great time for investors.


================================================================================
                                        2

      The broader stock market indexes have, in general, been in decline since sometime in the first quarter of 2000. Beginning with the second quarter of 2000, which coincides approximately with the end of the technology, media and telecommunications bubble, the decline in stock prices over the next thirty months was dramatic. In the US, the S&P 500 was down 43.73% and the NASDAQ Composite was off a painful 74.17% through September 30, 2002. By comparison, the net asset value of the Tweedy, Browne American Value Fund was down much less at 6.01%. Internationally, the MSCI EAFE Index over the same time period was off 46.70%, and its hedged equivalent dropped 44.32%. Again, in the same time period, the net asset value of Tweedy, Browne Global Value Fund declined 13.77%. The past ten calendar quarters has been a bear market of classic proportions despite the fact that we can only recall the word "bear" being used this year.

      Winning in the investment field is as much about preserving capital in bad markets as it is about making money in good markets. The magnitude of the losses seen by the popular stock market indices can be put in perspective if one calculates the gains needed to return to the former high-water mark. From its September 30, 2002 close, the S&P 500 needs to rise 77.8% to regain its level of March 31, 2000. For the NASDAQ Composite, the required gain from September 30, 2002 back to March 31, 2000 is a daunting 287%. The net asset value of Tweedy, Browne American Value Fund would reach its March 31, 2000 level from September 30, 2002 with a gain of only 6.39%. Using the same dates, the MSCI EAFE Index and the MSCI EAFE Index hedged must rise, respectively, 87.6% and 79.6% while the net asset value of Tweedy, Browne Global Value Fund will be even with March 31, 2000 after a gain of 15.95%. While the net asset values of both of our Funds are in a hole, it is a far shallower hole than the popular stock market indexes.

      The hole we find ourselves in only developed in the most recent quarter ended September 30, 2002. Prior to that time, both Funds were in positive territory as measured from April 1, 2000. Over the period from April 1, 2000 to September 30, 2002, both Funds enjoyed positive returns in six out of ten quarters. In the same ten quarter period, the S&P 500, MSCI EAFE and MSCI EAFE hedged were positive in three quarters, and the NASDAQ Composite had gains in only two quarters. However, beginning in the Spring of this year, there was no hiding place for investors from the effects of a broadly declining stock market. All indexes that we use as benchmarks were down in the June and the September quarters. The September quarter was particularly painful with losses for the indexes ranging from -17.27% for the S&P 500 to -20.31% for MSCI EAFE hedged.

================================================================================
                                        3

      Looking back at calendar years, it is obvious the great technology, media and telecommunications bubble in the US began in 1995 and lasted for five years. In the first three years, 1995 through 1997, the S&P 500 gained 125.49% and the NASDAQ Composite rose 111.86%. Tweedy, Browne American Value Fund actually kept pace with a cumulative gain of 131.61% in those three years. However, in 1998 and 1999, we were left in the dust as both the S&P 500 and the NASDAQ Composite surged on the back of the technology, media and telecommunications sectors. The net asset value of Tweedy, Browne American Value Fund rose a modest 11.78% cumulatively in 1998 and 1999. Then the bubble burst and the S&P 500 lost 19.90% cumulatively in 2000 and 2001, and the NASDAQ Composite plunged 51.83%. In those two years, most of the carnage was concentrated in technology and related fields. Tweedy, Browne American Value Fund's results in 2000 and 2001 showed a gain of 14.35%. As investors fled technology stocks, they turned their attention back to value stocks.

      The bubble in international stocks was much less pronounced in large part because of the drag Japanese stocks had on European stocks in the 1995 through 1999 period. Nevertheless, the MSCI EAFE Hedged index, which is a better gauge of international stock performance because it reflects local performance without the effect of currency fluctuations, enjoyed gains in 1995 through 1998 in the low to mid-teen range. In 1999, it rose more significantly with a gain of 36.47%. In Europe, the bubble was concentrated more in the telecommunications sector as pure technology is less of a factor in Europe than it is in the US. However, MSCI EAFE hedged still managed to fall 42.5% between January 1, 2000 and September 30, 2002, which was just about equal to the decline in the S&P 500 over the same period. In the same two and three-quarters years' period, the net asset value of Tweedy, Browne Global Value Fund fell 10%.

      Unfortunately, the decline in technology and telecommunications stocks here and abroad had not run its course by the end of 2001, and, worse, the negative psychology of the stock market began to spread to all sectors. For example, Lucent Technologies, a real company with real sales, had fallen 95% from its peak through the end of 2001. In the first nine months of 2002, it fell an additional 85%. Ditto for Cisco, which fell 75% from its peak in March 2000 through the end of 2001. In the first nine months of 2002, Cisco fell a further 45%, and no one thinks Cisco is going bust. The technology heavy NASDAQ Composite has fallen 39.73% in the first nine months of 2002. To what extent the continuing decline in technology stocks, or the revelation of numerous accounting frauds, several of which resulted in major bankruptcies, or concern over an economy slipping into

================================================================================
                                        4
recession, or the prospect of war in the Middle East, each changed investor sentiment is anybody's guess. Taken together, all of the above probably contributed to the broadly based bear market in stocks which we have seen in the first nine months of 2002.

      Stock markets are driven by emotion that can reach manic proportions. This was clearly the case in the latter stages of the technology bubble. It might be conceivable that an index like the NASDAQ Composite could rise 86% in one year when it was coming off a highly depressed level, but it rose 86% in 1999 ON TOP of a gain of 196% in the previous four years. Valuation counted for little or nothing in an environment where "concept" companies, companies with little or no earnings or sales, were among the best performers. In the first quarter of 2000, the assets of growth stock mutual funds swelled with net purchases of shares rising to their highest level in history. Old investment principles were no longer relevant because we were in an era of a "new paradigm" based on technology that old fuddy-duddies like us could not comprehend.

      Three years ago, stock market pundits were predicting that prices would rise to the stars; today there is no bottom. As John Neff once said, "Every trend goes forever until it ends." For many, the pain has been quite severe. Gallows humor refers to 401(k) plans as 201(k) plans after the drop in stock prices. In truth, investors were not well served by many of their advisors. However, investors must also accept part of the blame. Investors are by nature a highly competitive lot. Seeing someone else make so much money as the bubble was inflating was more than many investors could bear. They had to get in on the game, fundamentals be damned. In BUBBLES, HUMAN JUDGMENT, AND EXPERT OPINION from the AIMR Journal, Robert Shiller, an economics professor at Yale, discusses the pressures brought to bear on professional money managers by clients who want them to invest in certain fads. Any investment theme that is producing extraordinary returns quickly becomes a fad. To ignore the demands of your clients and adhere to your own investment principles may prove too difficult for many advisors. If an advisor cannot or will not satisfy the demands of clients, the clients can look for an advisor who will.

      It does not come as a surprise that Wall Street is more than willing to satisfy the demands of investors no matter how irrational those demands may be. As Warren Buffett said, "A group of lemmings looks like a pack of individualists compared with Wall Street when it gets a concept in its teeth." Add a dash of greed and there is no telling what you will get. Investment bankers, security analysts, advisors and the investing public did not care about the integrity of stock markets so long as everyone was making

================================================================================
                                        5
money. Investment bankers brought companies public that had no sales or earnings. Analysts recommended stocks they privately called "dogs." Advisors bought stocks for which they could make no fundamental investment case because their clients insisted on it. Money equals status, and if you were not making as much as your brother-in-law, you were a dummy.

      Eventually, the game had to end. The pain, the loss of savings, and the sense of helplessness are everywhere. Investment banks are paying huge fines for misleading the public, and analysts are facing censure and even indictment for recommending stocks they considered jokes. Many advisors are attempting to put a favorable spin on investing by reverting back to the "long term" thesis, a principle many forgot in the heat of the bubble. And investors are disillusioned and bewildered. Analysts they considered celebrities and gurus of the new paradigm are now vilified or forgotten. Corporate CEOs, who were stars a few years back, are now seen as snake oil salesmen, who peddled 20%, 30%, 40% and higher growth rates for their companies that in hindsight were not sustainable. More than a few CEOs engaged in questionable and outright fraudulent accounting practices to keep delivering the growth while enriching themselves with ever more valuable stock options.

      Investor psychology has now done a 180 degree turn. Today, conventional wisdom holds that everyone on Wall Street is a crook, corporate managers cannot be trusted, and stocks will continue to decline for years to come. Pundits are saying the heyday of equities is over, and investors will simply have to adjust to an era of below average returns. After acting like the cheerleading squad for corporate CEOs throughout much of the 1990s, the financial press has morphed into a pack of attack dogs pouncing on any accounting infraction, no matter how significant or insignificant. Following revelations of the worst of the corporate accounting scandals, Barton Biggs of Morgan Stanley conducted a survey of news reports for the entire S&P 500 and found that only 10% of the companies were subject to some form of accounting scrutiny, much of which could be described as minor. He concluded that in spite of the coverage given to such egregious examples as Enron, WorldCom, and Global Crossing, news headlines could be exaggerating the breadth of the problem. Accounting is not an exact science, but involves a great deal of "gray" in coming up with final audited statements. This is why we have an accounting standards board whose job is to formulate standards for reporting all sorts of issues. By their nature, numerous accounting principles are complex. Our task as analysts is to try to understand these complex accounting treatments and their impact on a company's true financial situation. However, no amount of securities

================================================================================
                                        6
research can uncover fraud perpetrated by a crafty chief financial officer bent on deceiving shareholders. Fortunately, the alleged miscreants of the corporate world are in the minority.

      We believe the same can be said for corporate CEOs. Those now being investigated or charged with wrongdoing are still the exception. Although our suspicion is based on anecdotal evidence, perhaps there is some correlation between the number of times a CEO appears on the cover of some business magazine and the accuracy of his/her company's financial statements. However, several of the alleged miscreants were once considered visionaries. The egos of these CEOs were stroked by an investment community that was all too willing to embrace a vision of a new corporate world for as long as stocks kept rising. Perhaps an emphasis on "vision" as opposed to substance should be another indicator of pending problems. Individuals like these have clearly contributed to a significant decline in, if not destruction of, investor confidence.

      Anyone who maintained some measure of skepticism during this period was able to avoid most of the debacles of the past two or three years, although the fallout from the end of the bubble eventually affected everyone. Skepticism, which is in abundance to the point of excess today, was all but nonexistent at the peak of the bubble. At both ends of the spectrum emotions run high. This is not unexpected. Investment decisions are all too often driven by fear, greed, status and security. Moreover, investors will extrapolate recent experiences into the future, developing over-confidence in good times, and acting like deer frozen in the headlights in bad times. Investing is best when it is a dispassionate exercise.

      Acting in a dispassionate manner is much easier said than done. When stocks soar for no other reason than irrational exuberance, it is difficult to avoid joining in the fun. Most investors seem to realize that companies with no sales or earnings should not be good investments by any standard. Investors who could not bring themselves to play this game themselves simply hired managers who were willing to play. Their confusion and lack of conviction could be overcome by the outsized gains they saw in their portfolios. As it turns out, even the analysts could not understand what was going on, or develop any fundamental conviction about the stocks they were recommending, which became apparent when investigators gained access to their email files. As long as the stocks went up, it did not matter. In the heady days of the 1990s, if a stock reached its price target, the target was simply raised. When reality set in, the finger pointing began.

      We do not think you have to be an investment professional to realize that when things look too good, they probably are. In fact, many investment professionals, or perhaps we should say, people who make their living in the

================================================================================
                                        7
investment business, were no better at spotting the excesses of the 1990s than the unsophisticated, small investor. The lesson that Warren Buffett has generously repeated on numerous occasions and which is all too often forgotten, is that a share of stock is a fractional ownership interest in a business. It is not a lottery ticket. Behind each share of stock is the holders' pro-rata ownership interest in that business, their share of the assets and the earnings. If there were no stock market to provide you with a daily entry or exit price, would you be comfortable owning your share of that business? The best analogy we can provide is that of your home. There is no market for shares in your house, yet you have a sense of what your house is worth based upon recent sales in your neighborhood. Your house has a value related to its size, its location, and its condition, or the rent you would receive if you decided to lease it out. Stocks have a value based on their assets, their earning power and their dividend yield. If housing prices fluctuated like stock prices, we might conclude it was safer to rent than buy.

      Unfortunately, from time to time, we become a nation of speculators. Stocks are bought for no other reason than they are rising, and sold for no other reason than they are falling. This phenomenon is truest near the top of a bull market, or near the bottom of a bear market. The pattern of cash inflows into mutual funds near a market top, and cash outflows near a market bottom, confirm this bias. This pattern of buying and selling has little to do with underlying investment fundamentals; i.e., what is the intrinsic value of the stocks being bought or sold. It is driven more by mob psychology than rational investment principles. Our brains are conditioned to react this way. We get caught up in whatever mania is reigning at any particular time, and follow the crowd. The ability to question the collective wisdom of millions of investors who may be buying or selling at any particular point in a stock market cycle, and to act in a contrary fashion is something few of us can do.

      To borrow another analogy from Warren Buffett, pretend that you and a partner each own 50% of Acme Widget Company. Your largest competitor calls you every year with an offer to buy your company for $100 a share. We will assume for purposes of illustrating our point that your competitor is offering a fair price and because of synergies between his company and yours, he can pay more than someone who is not already in the widget business. Your competitor has in effect established $100 per share as the private market value of your company. The choice to sell is yours. No one can force you to take the offer. Your partner in Acme Widget is a guy named Joe. Joe is a highly emotional person who, for whatever reason, chooses not to give much credence to your competitor's offer, but spends his time listening to the folks on "Talk Financial TV." One day Joe hears that the American Widget Association has forecast a slowdown in widget sales for the next quarter. He

================================================================================
                                       8
panics and offers to sell you his shares at $50. Or maybe he made some bad Internet investments, buying on margin, and his broker has called looking for cash. Joe has no choice but to sell you his Acme Widget shares or face financial ruin. On another occasion, Joe sees that a big new order for widgets has just come in from one of your largest customers. Joe is ecstatic, thinks the business is about to take off and offers to buy your shares at $150. All the while, you remember the offer of $100 per share from your competitor and believe this is a fairer appraisal of the value of your company. Joe's emotional swings afford you the opportunity to buy more shares in your company at less than they are worth, or sell them at more than they are worth. While this may sound a bit simplistic, just think of Joe as the stock market. Every day, a million "Joes" are making the same decisions about the stocks they own. Taking advantage of Joe's emotional swings rather than thinking he may be on to something, is the essence of rational investing. Remaining detached is not easy. The Joes of the world control the airwaves and the press. Forecasting boom or gloom makes for better headlines and sells more newspapers. Whether it is a service to investors is another question.

      It has been our observation that less time is spent trying to figure out how much your competitor is willing to pay for your business than predicting Joe's emotional swings. It has also been our observation that more attention is focused on short-term results, such as companies meeting the next quarterly earnings projection, rather than thinking about the future prospects of a particular business or industry and how those prospects will affect value in the long run. Corporate managers who can deliver quarterly earnings per share that match or slightly exceed security analysts' estimates are rewarded with higher and higher price/earnings ratios for their companies. This is like doubling and redoubling your bets on a guy who can continue to roll doubles in a game of craps. This is OK while your winnings keep piling up, but can spell disaster if you haven't taken some of your winnings off the table when he misses.

      In a game of craps, it is easy to see if the player is winning. In investing, it is not so easy. The manager may be seduced by the rewards and fame that accompany his success to the point of manipulating results and deceiving shareholders. This is what happened with Enron, WorldCom and Tyco. These companies were very difficult to analyze. Everyone knew this. However, the managements were able to report ever-rising earnings, and shareholders were willing to accept the numbers they were given so long as the stock price kept rising. None of these companies had to implode except for managements' desire to perpetuate the myth of growth--through deception. Losses were hidden from shareholders' view until it came time to pay the piper. Rather than acknowledge that things were not as good as they

================================================================================
                                        9
might appear, and accept the fact that these businesses were not as great as we were being told, management resorted to all sorts of accounting tricks, misleading their shareholders in an attempt to keep their stock price up. The investment community made heroes of Ken Lay, Bernie Ebbers and Dennis Kozlowski. They enjoyed their fame and riches, and investors were happy to go along because they were rewarded with an ever-higher stock price. The investment community was willing to overlook their excesses because these guys could deliver. As allegations of misconduct are reported, investors feel a sense of betrayal.

      Fraud is no stranger to booms. Boom periods may actually contribute to it. Managers, financial advisors and investors can all be caught up in the euphoria of making money, and basic issues of integrity and financial fundamentals forgotten. Dennis Kozlowski was paid handsomely as CEO of Tyco by anyone's standard. However, this did not inhibit him from allegedly using Tyco as a personal piggy bank to support a life style that would be the envy of a Third World dictator. In the aftermath of his alleged excesses, many honest managers must suffer. Every accounting treatment that involves any degree of discretion is suspect. No one is to be believed. Investor confidence is at a low point, financial advisors are at a loss to explain how they messed up, and stock prices suffer.

      The issue investors must confront is whether their pain is temporary or permanent. With Enron, WorldCom, Global Crossing and many of the technology favorites of the 1990s, the pain is permanent. For others, it is only temporary. A stock market that declines as much as this one has in the past two years will leave few stocks unaffected. However, if you have the fundamentals right, your investments should eventually recover and bring future gains.

      Much of the loss we have experienced in the past six months is the result of an overall decline in the stock market. Like Joe's partner in the widget business, the market has, for the time being, lowered our stock prices because of an emotional overreaction. In other cases, we made mistakes in our analysis. In a rising market, such mistakes would have had far less impact on our results. In a bear market, they only serve to exacerbate an already negative situation. Our biggest loser this year is Electronic Data Systems (EDS) that had declined nearly 68% by September 30, 2002 from where the American Value Fund purchased it in June and July of this year.

      We conducted a preliminary analysis of the company and its industry in May when the stock price was in the mid-$50s range. EDS is in the information technology (IT) outsourcing business. When a company decides to outsource its IT functions, it usually hires EDS or one of its two

================================================================================
                                        10
principal competitors, IBM and Computer Sciences Corp., to take over these functions. Companies hire an outsourcing firm like EDS to lower costs and free up capital that would otherwise be invested in computer hardware. Moreover, outsourcing firms are thought to be better at managing these functions, and can provide a redundancy in the event of some IT catastrophe. It is not a "technology" business in terms of having to invent newer and faster microchips, computers, servers, software, etc., and is therefore not subject to the usual technological obsolescence common to that industry. It is a service business.

      The IT outsourcing industry has certain characteristics we like. It has had steady long-term growth in the low double digits, and this growth was predicted to continue into the future by several major industry consultants. It is essentially an oligopoly with only three main competitors. Once companies choose to outsource their IT functions, they seldom bring those functions back in-house. Historically, approximately 80% of all outsourcing contracts are renewed with the original vendor. And there are significant barriers to entry into the business. Few companies with complex IT needs would be willing to hire a new entrant to take over an operation as important as IT when there are financially sound, experienced vendors already in the business.

      However, the business is not without its problems. It is fairly capital intensive in the early phases of new contracts. EDS or its competitors often buy the IT assets of their customers at the outset of a relationship. Accounting for profitability is on a "percentage of completion" basis. This means EDS bids for business based on a multi-year contract to provide IT services. It must estimate its costs for the period of the contract. A larger portion of the cost of a contract is generally in the first years of the contract while the payments may be spread out more evenly over the life of the contract. Estimating the cost of providing IT services over the life of the contract is critical because there is little opportunity to adjust the terms of the contract once it is signed. Although we developed some degree of comfort with these issues, we came to the preliminary conclusion that the stock was not cheap enough for us.

     In June, the price of the stock had declined below $50 per share, and we dusted off our EDS file. The stock was down from a high of $72.50, and was selling at 14.5X 2002 earnings estimates. At this level, it was significantly lower than either its historic price/earnings ratio or that of its principal competitors. However, EDS had two issues that were becoming problems. It had outstanding contracts with WorldCom and US Airways. The bankruptcy filings of these two companies called in to question their ability

================================================================================
                                       11
to pay EDS for its services. The company offered an estimate of possible losses that were not too significant, and the assumption was that if WorldCom and US Airways were to continue to operate under bankruptcy, they would have to continue to pay EDS for IT services. We had lengthy meetings with analysts and industry experts. We inquired into the status of a large new contract with the US Navy, along with other outstanding contracts. No significant red flags were raised, and management continued to assure analysts that their 2002 earnings estimates were achievable. We began to buy the stock and eventually established a position in the American Value Fund with an average cost of $37.66 per share.

     In mid- September, the company announced that it would miss earnings forecasts made the previous month by a wide margin due to a slowdown in IT spending by corporations in general, and because of problems with the US Airways contract and several other contracts in Europe in particular. The stock dropped more than 50% in one day. Analysts began issuing reports predicting a slowdown in IT spending lasting into next year which would affect EDS and its competitors, and their near-term earnings prospects. No one said the business was going away; it was merely being deferred until some time in the future. Longer term, IT spending would continue to increase. Short term, companies were reducing IT spending because of the effects of a slowing economy and their desire to conserve cash. Management appeared to be unaware of the effect of a slowdown in business and problems with certain contracts until the last minute. This called into question their credibility with the financial community despite the fact that EDS management was one of the first to sign onto the government's new requirement that managements vouch for the accuracy of their financial statements. EDS was also considered by many to be recession proof. When this proved not to be the case, the punishment was even more severe. (We never bought this part of the story. Businesses are only recession proof in the eye of the beholder.) In the environment of a stock market already highly skittish about earnings guidance from companies and distrustful of managements, the stock tanked. At September 30, 2002 the price was $13.98. Hell hath no fury like an ANALYST scorned! EDS management now has the task of restoring investor confidence while it grapples with reduced demand for its services for the time being, and certain operational problems of an on-going nature. It may take a while in this unforgiving stock market.

================================================================================
                                       12

     Having experienced this unfortunate plunge in the price of EDS that cannot be undone, we had to assess our position in light of new information. Despite the magnitude of the drop in the stock price of EDS, its impact on the American Value Fund's overall performance was mitigated by our policy of diversification, which generally limits investment in any one security to no more than 3% of the Fund's net assets at cost. Our position in EDS was, in fact, only 2% of net assets. We cannot answer the question of whether we could have foreseen the problems they encountered. The magnitude of the one-day decline would indicate that few did foresee this chain of events. Perhaps we should have been more cautious given the problems with US Airways and WorldCom, but these issues were already known and presumably already in the price of the stock. With the stock now selling at 5X last year's earnings, we think a sale would only be saving us the embarrassment of explaining why we bought it in the first place. Going forward, we would like to see a better explanation of what went wrong with their forecasting of earnings, and we would like to see management begin to buy stock for themselves.

     There are additional examples of stocks that have been major disappointments in the past six months both domestically and internationally, but the EDS situation is a good example of the unpredictability of individual stock performance. We will not make any excuses, but merely accept the result. In the past six months, many stocks we own declined for no good, or perhaps no bad reason, for which we can offer little or no explanation. Internationally, many of our small and mid-cap companies performed poorly, which is not unusual. Small and mid-cap European stocks in particular are subject to greater losses when market psychology turns negative. As of September 30, 2002, approximately 23% of the assets of Tweedy, Browne American Value Fund was invested in stocks with a marketcap of less than $1 billion, whereas Tweedy, Browne Global Value Fund had more than 31% of its assets invested in stocks with a market cap of less than $1 billion. We have known these stocks were more volatile since we began investing internationally and have always accepted this greater degree of volatility. International investors tend to flee stocks faster than US investors in times of stock market stress. It can have the advantage from time to time of creating greater bargains than one can find in the US, as is the case today. Today, there are many more companies outside the US selling at single-digit price/earnings ratios than in the US. For a further discussion on valuation characteristics, please refer to Appendix A on pages 17 and 18.

================================================================================
                                       13

     Our results over the past six months for both Funds are only 52 basis points apart, although for somewhat different reasons. Although markets in general are down worldwide, the situation in the US has been made worse by accounting scandals that are rare outside the US. While US money managers have criticized foreign accounting for a lack of transparency, they cannot accuse international managements of an excess of accounting chicanery. Second, the stock market bubble was bigger in the US and so was the correction. However, foreign markets are not immune to circumstances in the US, despite less excess speculation and corporate fraud. "When the US sneezes, Europe catches a cold." Our purpose in investing internationally has not been to find markets that might be going up while the US is going down, for that is rarely the case. Rather, our purpose was to increase the number of opportunities to find good values. This continues to be true.

     When investor psychology will once again turn positive is anyone's guess. Unfortunately, these turns in investor psychology never come with advanced notice, and are never recognized until well after the turn has occurred. Indeed, turns occur when they are least expected. March of 2000 is but the most recent example. Investor enthusiasm was buoyant to say the least. Today, we are at the opposite end of the spectrum. Perhaps that is a good sign. We believe a part of our job as stewards of our shareholders' and our assets is to sift through a lot of the noise that perennially surrounds the investment world, and to keep you and us focused on our long-term goals. This was in large measure why we wrote to you in July when markets were particularly volatile, and why we repeat the same message today.

     In the October 7, 2002 Mutual Funds section of THE WALL STREET JOURNAL, the Tweedy, Browne Funds, along with Oakmark Funds, Clipper Fund and Legg Mason Value Trust, were cited for thorough and readable reports. We are flattered to be included in such company. We have heeded Morningstar's call for greater disclosure on the part of mutual funds and we are posting our portfolios on a quarterly basis on our website rather than just semi-annually as is now required. Many of our shareholders seem to appreciate our efforts, but not all. One shareholder wrote after receiving our July 22, 2002 letter that our "remarks
(were) simplistic, grossly misleading and self-serving," and that "Paul Krugman of the N.Y. Times would quickly debunk them." We have no argument with citing Paul Krugman, but wonder what this has to do with investing. We assure you that it has never been our goal to mislead our shareholders. If our words at times seem

================================================================================
                                       14

"simplistic," it is because we believe in conveying our thoughts and ideas in understandable terms. And if our comments seem self-serving, we are only trying to remind ourselves that we are in this game for the long run. We hope most of our shareholders agree.

                                    Very truly yours,
                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS

October 21, 2002



================================================================================
                                       15

Footnotes

(1) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Except for the S&P 500 Index, information with respect to all other indexes and averages used is available at month end only; therefore the closest month end to each Fund's inception date, May 31, 1993 and November 30, 1993, respectively were used.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.



================================================================================
                                       16

TWEEDY, BROWNE FUND INC.

--------------------------------------------------------------------------------
  APPENDIX A
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

      Using standard valuation measures for the entire portfolio, as of September 30, 2002, the Tweedy, Browne Global Value Fund had a weighted average price/earnings ratio based on forward earnings or, in some cases, our estimate of earnings power, of 12.0x and a weighted average price-to-book value ratio of 2.02x. Similarly, the Tweedy, Browne American Value Fund had a weighted average price/earnings ratio based on forward earnings or, in some instances, our estimate of earnings power of 12.62x and a weighted average price-to-book value ratio of 2.54x. We believe that the calculation of a price/earnings and price-to-book value ratio for the total portfolio in the case of a value manager may not reflect the true value characteristics of its holdings. Our portfolios are comprised of what we call "better businesses" --those with above-average long-term intrinsic value growth prospects; businesses with slow growth prospects; and cyclical companies, all purchased at discounts to intrinsic value at point of purchase. The faster growing better businesses are often bought at low price/earnings ratios but can trade at high multiples of book value. The cyclicals generally trade at low multiples of book value but can trade at very high price/earnings ratios because their earnings are often depressed. The high price-to-book value multiples of the better businesses and the high price/earnings ratios of the cyclicals can distort the valuation picture, resulting in a total price/earnings ratio and price/book value ratio for the portfolio that does not appear to be particularly cheap if they are simply averaged.

      Another way to look at this is to measure the weighted average price/earnings ratio of the stocks that were purchased originally on an earnings valuation basis and the weighted average price/book value ratio for those stocks that were purchased based on their valuation in relation to book value. As of September 30, 2002, approximately 53.3% of net assets of the Tweedy, Browne Global Value Fund had a weighted average price/earnings ratio based on forward earnings of 12.0x earnings. Another 33.89% of net assets was priced at a weighted average price-to-book value ratio of .91x. As of September 30, 2002, approximately 65.4% of net assets of the Tweedy, Browne American Value Fund had a weighted average price/earnings ratio based on forward earnings of 12.8x earnings. Another 20.8% of net assets was invested in stocks with a weighted average price/book value ratio of .91x.

      Finally, 7.3% of net assets of the Tweedy, Browne Global Value Fund and 9.0% of the net assets of the Tweedy, Browne American Value Fund were invested in stocks with price/earnings ratios greater than 20x earnings. Many of these are "better businesses" that we have held over the long term where we believe the prospects for future compounding of intrinsic value are attractive.

================================================================================
                                       17


=================================================================================================
TWEEDY, BROWNE GLOBAL VALUE FUND PORTFOLIO CHARACTERISTICS
=================================================================================================
  Price/Book        0.91x    33.89% of portfolio assets       Stocks in this category are
  Value Ratio       Book     is invested in stocks with       cheaper on the ratio of price/book
                    Value    a weighted price/book            value than 74.6% of the 7,452
                             value ratio of 0.91x.            stocks in the Bloomberg database
                                                              database with a market
                                                              capitalization above $100 million
                                                              in those countries where the
                                                              Global Value Fund has
                                                              investments.
-------------------------------------------------------------------------------------------------
  Price/Earnings    12.0x    53.3% of portfolio assets        Stocks in this category are
  Ratio             Earnings is invested in stocks with a     cheaper on the ratio of price/
                             weighted price/earnings          earnings than 74.9% of the 7,452
                             ratio of 12.0x.                  stocks in the Bloomberg database
                                                              with a market capitalization
                                                              above $100 million in those
                                                              countries where the Global
                                                              Value Fund has investments.
-------------------------------------------------------------------------------------------------
  Higher Price/     Greater  7.3% of portfolio assets         Many of these are "better
  Earnings Ratio    than a   is invested  in stocks with      businesses" that we have held
  Component         P/E of   a weighted price/earnings        over the long-term where we
                    20x      ratio of 25.7x.                  believe the prospects for future
                                                              compounding are attractive.
-------------------------------------------------------------------------------------------------
  Remaining Assets           Invested in cash, forward
                             currency contracts and
                             receivables.
=================================================================================================
TWEEDY, BROWNE AMERICAN VALUE FUND PORTFOLIO CHARACTERISTICS
=================================================================================================
  Price/Book        0.91x    20.8% of portfolio assets        Stocks in this category are
  Value Ratio       Book     is invested in stocks with       cheaper on the ratio of price/book
                    Value    a weighted price/book            value than 85.3% of the 2,926
                             value ratio of 0.91x.            stocks in the Bloomberg database
                                                              with a market capitalization
                                                              above $100 million that are
                                                              based in the United States.
-------------------------------------------------------------------------------------------------
  Price/Earnings    12.8x    65.4% of portfolio assets        Stocks in this category are
  Ratio             Earnings is invested in stocks with a     cheaper on the ratio of price/
                             weighted price/earnings          earnings than 74.9% of the 2,926
                             ratio of 12.8x.                  stocks in the Bloomberg database
                                                              with a market capitalization
                                                              above $100 million that are
                                                              based in the United States.
-------------------------------------------------------------------------------------------------
  Higher Price/     Greater  9.0% of portfolio  assets is     Many of these  are  "better
  Earnings Ratio    than  a  invested  in  stocks  with  a    businesses"  that we have held
  Component         P/E of   weighted  price/earnings         over the long-term where we
                    20x      ratio of 22.2x.                  believe the prospects for future
                                                              compounding are attractive.
-------------------------------------------------------------------------------------------------
  Remaining Assets           Invested  in  cash,  forward
                             currency contracts and
                             receivables.
=================================================================================================


================================================================================
                                       18

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)   [GRAPHIC OMITTED]
                                  CONTINENTS ART

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCKS--88.4%
              BELGIUM--1.2%
   1,064,016  Almanij  NV ........................................ $ 34,279,340
     287,669  Colruyt NV .........................................   13,645,863
                                                                   ------------
                                                                     47,925,203
                                                                   ------------
              CANADA--1.3%
      72,400  Canadian Western Bank ..............................    1,097,716
     260,700  Melcor Developments Ltd. ...........................    5,752,355
   2,323,000  National Bank of Canada, Toronto ...................   43,129,169
                                                                   ------------
                                                                     49,979,240
                                                                   ------------
              CZECH REPUBLIC--0.0%++
       2,800  Philip Morris CR AS ................................    1,155,126
                                                                   ------------
              DENMARK--0.7%
   1,807,160  Danske Bank A/S ....................................   27,411,925
                                                                   ------------
              FINLAND--3.9%
   5,033,000  Huhtamaki Oyj ......................................   47,749,064
   1,963,000  Kesko Oyj, B Shares ................................   20,466,306
   3,194,942  Kone Oyj, B Shares .................................   83,671,113
                                                                   ------------
                                                                    151,886,483
                                                                   ------------
              FRANCE--3.4%
     433,783  BNP Paribas SA .....................................   14,138,062
      20,916  Christian Dior SA ..................................      598,196
   2,138,040  CNP Assurances .....................................   70,951,767
      37,278  Compagnie Lebon SA .................................    2,026,199
      26,145  LVMH Moet Hennessy Louis Vuitton SA ................      953,414
   1,340,443  Nexans SA ..........................................   15,445,913
   4,614,300  Rhodia SA ..........................................   29,184,516
                                                                   ------------
                                                                    133,298,067
                                                                   ------------
              GERMANY--7.1%
   3,848,749  Bayer AG ...........................................   66,675,795
   2,086,122  Bayerische Hypo-Und Vereinsbank AG .................   27,996,656
     371,737  Boewe Systec AG ....................................    7,016,747
      62,263  Krones AG ..........................................    2,615,084
      42,354  KSB AG .............................................    3,296,186
     104,581  KSB AG, Vorzugsakt .................................    8,578,228
   4,720,200  Merck KGaA .........................................   86,204,326
     538,544  Moebel Walther AG ..................................    5,827,765
     136,187  Moebel Walther AG, Vorzugsakt ......................      807,521
     167,000  Schwarz Pharma AG ..................................    2,132,287
   1,398,285  Springer (Axel) Verlag AG ..........................   69,783,665
                                                                   ------------
                                                                    280,934,260
                                                                   ------------

=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              HONG KONG--3.5%
   2,832,000  Cafe De Coral Holdings Ltd. ........................ $  1,888,106
   6,829,900  Fountain Set Holdings Ltd. .........................    2,736,493
   1,004,000  Grand Hotel Holdings Ltd. ..........................      231,705
  14,707,000  Jardine Strategic Holdings Ltd. ....................   37,870,525
  65,586,000  SCMP Group Ltd. ....................................   28,380,159
  43,599,785  Swire Pacific Ltd., Class B ........................   27,391,154
  12,013,500  Wing Hang Bank Ltd. ................................   39,277,119
     293,300  Wing Lung Bank Ltd. ................................    1,083,015
                                                                   ------------
                                                                    138,858,276
                                                                   ------------
              IRELAND--0.8%
  21,536,790  Independent News & Media PLC .......................   28,733,031
   1,111,317  Unidare PLC ........................................    1,208,084
                                                                   ------------
                                                                     29,941,115
                                                                   ------------
              ITALY--1.7%
     126,000  Banco di Sardegna SPA ..............................      869,146
   1,156,450  Calp Cristalleria Artistica La Piana SPA ...........    3,668,585
   1,150,500  Maffei SPA .........................................    1,353,008
   6,399,406  Mondadori (Arnoldo) Editore SPA ....................   30,925,392
   2,184,000  Natuzzi SPA, Sponsored ADR .........................   23,849,280
     276,925  San Paolo IMI SPA ..................................    1,557,188
     133,311  Sol SPA ............................................      294,449
     805,250  Vincenzo Zucchi SPA ................................    2,904,627
                                                                   ------------
                                                                     65,421,675
                                                                   ------------
              JAPAN--9.8%
     589,110  Aiful Corporation ..................................   34,018,744
     722,000  Amatsuji Steel Ball Manufacturing Company Ltd. .....    4,922,456
      28,000  Banyu Pharmaceutical Company Ltd. ..................      295,548
     552,900  Chofu Seisakusho Company Ltd. ......................    7,607,255
       1,351  Coca-Cola Central Japan Company Ltd. ...............    7,146,737
      61,700  Coca-Cola West Japan Company Ltd. ..................    1,069,385
     270,000  Credia Company Ltd. ................................    3,470,920
     474,000  Daiwa Industries Ltd. ..............................    1,284,869
     126,000  Denyo Company Ltd. .................................      567,176
   5,251,000  Fujitec Company Ltd. ...............................   27,216,855
     627,000  Fukuda Denshi Company Ltd. .........................   13,905,860
   1,094,000  Glory Ltd. .........................................   22,420,972
   1,244,000  Hitachi Koki Company Ltd. ..........................    3,903,465
     137,000  Hitachi Medical Corporation ........................    1,738,664
     319,800  Inaba Denki Sangyo Company Ltd. ....................    3,706,568
      76,000  Inaba Seisakusho Company Ltd. ......................    1,087,498
     722,000  Kagawa Bank Ltd. ...................................    3,671,085


=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              JAPAN--(CONTINUED)
     321,000  Katsuragawa Electric Company Ltd. .................. $    580,088
   1,291,000  Kawasumi Laboratories Inc. .........................    9,544,107
     400,000  Kinki Coca-Cola Bottling Company Ltd. ..............    2,556,267
   1,108,000  Koito Manufacturing Company Ltd. ...................    4,122,916
     131,000  Kokura Enterprise Company Ltd. .....................      581,074
     477,000  Matsumoto Yushi-Seiyaku Company Ltd. ...............    6,269,096
   1,941,000  Matsushita Electric Industrial Company Ltd. ........   20,137,031
     371,000  Meito Sangyo Company Ltd. ..........................    4,574,263
     183,100  Mirai Industry Company Ltd. ........................    1,106,962
      10,500  Miura Company Ltd. .................................      131,358
     222,000  Morito Company Ltd. ................................      911,779
     374,000  Nankai Plywood Company Ltd. ........................      847,905
     634,000  Nippon Broadcasting System Inc. ....................   18,748,146
   1,203,000  Nippon Cable System Inc. ...........................   11,166,334
      44,080  Nippon Kanzai Company Ltd. .........................      792,962
   1,060,000  Nippon Konpo Unyu Soko Company Ltd. ................    7,366,188
     121,000  Nissay Dowa General Insurance Company Ltd. .........      481,058
     746,000  Nissha Printing Company Ltd. .......................    4,381,385
     552,000  Nitto FC Company Ltd. ..............................    2,094,824
     867,000  Riken Vitamin Company Ltd. .........................    8,417,888
      80,000  Rock Paint Company Ltd. ............................      538,853
     451,000  Sangetsu Company Ltd. ..............................    7,157,316
     232,000  Sanko Sangyo Company Ltd. ..........................      828,980
   1,483,100  Sanyo Shinpan Finance Company Ltd. .................   29,968,990
     213,000  Sasakura Engineering Company Ltd. ..................      570,379
     760,600  Shikoku Coca-Cola Bottling Company Ltd. ............    6,472,658
     478,000  Shingakukai Company Ltd. ...........................    1,629,456
     619,100  Shinki Company Ltd. ................................    2,522,371
   3,501,000  Shionogi & Company Ltd. ............................   37,788,011
     452,000  SK Kaken Company Ltd. ..............................   12,215,209
     712,000  Sonton Food Industry Company Ltd. ..................    4,743,156
     369,000  Tachi-S Company Ltd. ...............................    1,970,182
     384,070  Takefuji Corporation ...............................   21,705,280
      30,000  Teikoku Hormone Manufacturing Company Ltd. .........      164,120
     269,000  TENMA Corporation ..................................    2,717,840
     371,000  Tochigi Bank Ltd. ..................................    1,993,050
     339,000  Torii Company Ltd. .................................      829,817
   1,073,000  Torishima Pump Manufacturing Company Ltd. ..........    4,292,351
      28,000  Toso Company Ltd. ..................................       51,750
     111,000  Toyo Technical Company Ltd. ........................      362,888
     682,000  Tsubaki Nakashima Company Ltd. .....................    5,097,912
     282,000  Zojirushi Corporation ..............................      799,162
                                                                   ------------
                                                                    387,265,419
                                                                   ------------

=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCKS
              MALAYSIA--0.2%
   6,067,000  Star Publications (Malaysia) Berhad ................ $  9,499,620
                                                                   ------------
              MEXICO--3.0%
   9,467,000  Embotelladoras Arca SA .............................   17,463,460
  30,100,000  Grupo Continental SA ...............................   50,080,894
   5,430,250  Panamerican Beverages Inc., Class A ................   51,478,770
                                                                   ------------
                                                                    119,023,124
                                                                   ------------
              NETHERLANDS--8.3%
   5,310,524  ABN Amro Holding NV ................................   58,149,212
   1,780,000  Akzo Nobel NV ......................................   57,346,154
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ........      232,257
   4,525,000  Holdingmaatschappij De Telegraaf NV ................   63,499,985
     946,801  IMTECH NV ..........................................   13,099,461
   1,347,834  Koninklijke Grolsch NV .............................   26,959,610
     896,555  Koninklijke Wessanen NV, CVA .......................    6,060,378
   4,017,888  Randstad Holding NV ................................   27,040,308
   1,748,630  Stork NV ...........................................    9,331,649
     706,587  Twentsche Kabel Holding NV .........................    4,350,312
     739,643  Unilever NV, CVA ...................................   43,784,024
   4,102,563  Wegener NV .........................................   18,852,759
                                                                   ------------
                                                                    328,706,109
                                                                   ------------
              NEW ZEALAND--0.5%
  25,690,411  Carter Holt Harvey Ltd. ............................   19,037,068
                                                                   ------------
              NORWAY--0.5%
   1,895,300  Schibsted ASA ......................................   18,158,036
                                                                   ------------
              SINGAPORE--4.0%
   7,396,031  Cycle & Carriage Ltd. ..............................   15,813,800
   7,443,900  Fraser & Neave Ltd. ................................   32,251,148
   4,210,800  Robinson & Company Ltd. ............................   13,149,569
   2,697,800  Singapore Press Holdings Ltd. ......................   28,841,462
  10,378,088  United Overseas Bank Ltd. ..........................   69,489,347
                                                                   ------------
                                                                    159,545,326
                                                                   ------------
              SOUTH AFRICA--0.4%
   1,300,000  Sappi Ltd. .........................................   14,948,866
                                                                   ------------
              SPAIN--1.6%
   2,475,000  Altadis SA .........................................   55,277,748
      20,834  Banco de Andalucia SA ..............................      936,808
     189,588  Indo Internacional  SA + ...........................      592,058
   1,747,151  Recoletos Grupo de Comunicacion SA .................    7,079,148
                                                                   ------------
                                                                     63,885,762
                                                                   ------------

=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCKS
              SWEDEN--0.2%
      35,600  BRIO AB, B Shares .................................. $    191,966
      33,000  Cloetta Fazer AB, B Shares .........................      587,222
     262,800  SAS AB + ...........................................    1,487,953
     380,398  VLT AB, B Shares ...................................    3,487,079
                                                                   ------------
                                                                      5,754,220
                                                                   ------------
              SWITZERLAND--12.9%
      27,529  Banque Cantonale Vaudoise, Bearer ..................    2,298,412
   3,260,600  Compagnie Financiere Richemont AG ..................   48,359,451
       4,560  Daetwyler Holding AG, Bearer .......................    5,692,184
      93,220  Edipresse SA, Bearer ...............................   25,658,564
      34,377  Forbo Holding AG ...................................    9,567,186
      28,536  Helvetia Patria Holding, Registered ................    2,721,459
      31,491  Hilti AG ...........................................   21,119,119
      29,327  Loeb Holding AG ....................................    3,782,280
     717,500  Nestle SA, Registered ..............................  156,823,149
           8  Neue Zuercher Zeitung + ............................      408,629
   2,321,385  Novartis AG, Registered ............................   91,785,800
       4,700  Phoenix Mecano AG ..................................      765,670
      72,251  PubliGroupe SA, Registered .........................    9,808,583
     176,060  Sarna Kunsstoff Holding Ag, Registered .............   14,370,708
     368,139  SIG Holding AG, Registered .........................   39,981,971
     138,319  Sika AG, Bearer ....................................   30,983,336
     359,831  Syngenta AG ........................................   19,637,537
     468,827  Tamedia AG .........................................   20,685,135
      10,727  Zehnder Group AG, Class B ..........................    5,715,844
                                                                   ------------
                                                                    510,165,017
                                                                   ------------
              UNITED KINGDOM--11.1%
   4,885,418  AGA Foodservice Group PLC ..........................   16,671,938
   2,006,739  Alumasc Group PLC ..................................    4,355,065
     992,166  Amersham PLC .......................................    8,339,820
   7,503,152  BBA Group PLC ......................................   20,383,860
     639,000  Burtonwood Brewery PLC .............................    2,296,211
   3,979,658  Carclo PLC .........................................    2,159,183
   7,396,247  Diageo PLC .........................................   91,772,599
   4,544,753  Elementis PLC ......................................    2,036,947
     743,139  GlaxoSmithKline PLC, Sponsored ADR .................   28,558,832
   1,098,479  Hardys & Hansons PLC ...............................    5,355,229
     350,000  Johnston Group PLC .................................    1,830,140
  16,126,113  Novar PLC ..........................................   26,881,914
     584,000  Partridge Fine Art PLC .............................      560,231
  20,654,058  Rolls-Royce PLC ....................................   32,481,047
     779,500  Swan Hill Group PLC ................................      937,783
  23,145,557  Thistle Hotels PLC .................................   42,405,109


=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCKS
              UNITED KINGDOM--(CONTINUED)
  12,358,726  Trinity Mirror PLC ............................... $   69,676,686
   6,167,835  TT Electronics PLC ...............................     11,833,609
   5,025,000  Unilever PLC .....................................     45,597,024
   1,887,334  Weir Group PLC ...................................      6,010,331
   1,917,457  Wolverhampton & Dudley Breweries PLC .............     17,564,920
      37,500  Young & Company's Brewery PLC, Class A ...........        420,185
                                                                 --------------
                                                                    438,128,663
                                                                 --------------
              UNITED STATES--12.3%
     663,000  American Express Company .........................     20,672,340
      75,700  American National Insurance Company ..............      5,224,057
     230,400  Freddie Mac ......................................     12,879,360
      70,000  GATX Corporation .................................      1,386,000
   6,728,996  Hollinger International Inc. .....................     61,166,574
     197,100  Household International Inc. .....................      5,579,901
   1,500,000  MBIA Inc. ........................................     59,925,000
     415,978  Monsanto Company .................................      6,360,304
   2,438,429  Pharmacia Corporation, Depository Shares .........     94,806,119
     460,000  PNC Financial Services Group Inc. ................     19,398,200
     596,000  Popular Inc. .....................................     18,833,600
   4,785,000  Schering-Plough Corporation ......................    102,016,200
      74,100  Syms Corporation + ...............................        511,290
     809,000  Torchmark Corporation ............................     27,716,340
     441,900  Transatlantic Holdings Inc. ......................     29,364,255
     425,000  Wells Fargo & Company ............................     20,468,000
                                                                 --------------
                                                                    486,307,540
                                                                 --------------
              TOTAL COMMON STOCKS
              (COST $3,667,440,839) ............................  3,487,236,140
                                                                 --------------

              PREFERRED STOCKS--1.2%
      15,400  Krones AG ........................................        684,705
   4,709,733  ProSieben Sat. 1 Media AG ........................     30,067,374
   1,718,250  Villeroy & Boch AG ...............................     15,282,541
                                                                 --------------

              TOTAL PREFERRED STOCKS
              (COST $61,895,240) ...............................     46,034,620
                                                                 --------------


=======================SEE NOTES TO FINANCIAL STATEMENTS=======================

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)



                                                                       MARKET
     FACE                                                               VALUE
     VALUE                                                            (NOTE 1)
     -----                                                            --------


              U.S. TREASURY BILLS--0.4%
$ 12,000,000  1.862% ** due 11/29/02 ..........................  $   11,969,119
   4,032,000  1.650% ** due 2/27/03 ...........................       4,007,804
                                                                 --------------

              TOTAL U.S. TREASURY BILLS
              (COST $15,969,256) ..............................      15,976,923
                                                                 --------------

              REPURCHASE AGREEMENT--13.9%
              (COST $550,808,000)

 550,808,000  Agreement  with UBS  Warburg  LLC,  1.840%  dated  9/30/02, to be repurchased at $550,836,152 on 10/1/02, collaterized by $434,066,000 U.S. Treasury Bonds, 6.000%, 7.250%, 7.250%,
              7.500% and 8.125% due 2/15/26, 5/15/26, 8/15/22, 11/15/16
              and 8/15/19 (market value $561,825,463) .........     550,808,000
                                                                 --------------
TOTAL INVESTMENTS (COST $4,296,113,335*) ..............  103.9%   4,100,055,683
UNREALIZED FORWARD CONTRACTS (Net) ....................   (4.6)    (185,199,504)
OTHER ASSETS AND LIABILITIES (Net) ....................    0.7       30,266,596
                                                         ------  --------------
NET ASSETS ............................................  100.0%  $3,945,122,775
                                                         ======  ==============

----------------

 * AGGREGATE COST FOR FEDERAL TAX PURPOSES.
** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
 + NON-INCOME PRODUCING SECURITY.
++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR-- AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                     PERCENTAGE OF  MARKET VALUE
SECTOR DIVERSIFICATION                                 NET ASSETS     (NOTE 1)
----------------------                               -------------  ------------

COMMON STOCKS:
Food and Beverages ..................................    14.8%   $  585,363,283
Printing and Publishing .............................    12.4       490,046,289
Pharmaceuticals .....................................    11.4       449,958,776
Banking .............................................     7.7       303,125,851
Financial Services ..................................     6.6       254,860,505
Holdings ............................................     5.8       229,140,122
Manufacturing .......................................     4.3       170,856,713
Machinery ...........................................     3.9       152,316,766
Insurance ...........................................     3.5       136,458,936
Chemicals ...........................................     3.0       116,863,523
Paper Products ......................................     2.1        81,967,255
Health Care .........................................     1.7        69,006,517
Tobacco .............................................     1.4        56,432,874
Leisure .............................................     1.1        42,636,814
Retail ..............................................     1.0        37,516,926
Building Materials ..................................     0.9        36,186,306
Wholesale ...........................................     0.8        33,450,053
Autos ...............................................     0.8        33,073,232
Aerospace ...........................................     0.8        32,481,047
Engineering and Construction ........................     0.7        29,046,995
Commercial Services .................................     0.7        28,196,158
Construction Materials ..............................     0.6        23,937,894
Broadcast, Radio and TV .............................     0.5        18,748,146
Electronics .........................................     0.3        12,599,279
Medical Research and Supplies .......................     0.3        11,676,394
Transportation ......................................     0.3        10,240,141
Real Estate .........................................     0.2         8,716,337
Agriculture .........................................     0.2         6,360,304
Textiles ............................................     0.1         5,641,120
Glass Products ......................................     0.1         3,668,585
Mining and Metal Fabrication ........................     0.0++       1,353,008
Oil and Gas .........................................     0.0++         581,074
Other ...............................................     0.4        14,728,917
                                                        -----    --------------
TOTAL COMMON STOCKS .................................    88.4     3,487,236,140
                                                        -----    --------------
PREFERRED STOCKS ....................................     1.2        46,034,620
U.S. TREASURY BILLS .................................     0.4        15,976,923
REPURCHASE AGREEMENT ................................    13.9       550,808,000
UNREALIZED FORWARD CONTRACTS (NET) ..................    (4.6)     (185,199,504)
OTHER ASSETS AND LIABILITIES (NET) ..................     0.7        30,266,596
                                                        -----    --------------
NET ASSETS ..........................................   100.0%   $3,945,122,775
                                                        =====    ==============

-----------------

++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO BUY
    4,200,000  Canadian Dollar .......................  11/18/02  $   2,643,870
    4,000,000  Canadian Dollar .......................    1/9/03      2,513,261
   28,000,000  Danish Krone ..........................    4/7/03      3,693,405
   30,000,000  European Economic Union Euro ..........  10/30/02     29,606,500
   20,500,000  European Economic Union Euro ..........  11/18/02     20,215,946
   16,000,000  European Economic Union Euro ..........   12/5/02     15,767,325
   30,000,000  European Economic Union Euro ..........   12/5/02     29,563,734
   10,000,000  European Economic Union Euro ..........   12/5/02      9,854,578
   20,000,000  European Economic Union Euro ..........   12/9/02     19,705,699
   37,500,000  European Economic Union Euro ..........    1/9/03     36,897,722
   15,000,000  European Economic Union Euro ..........   1/13/03     14,756,464
   34,000,000  European Economic Union Euro ..........   1/13/03     33,447,984
    6,500,000  Great Britain Pound Sterling ..........  11/12/02     10,195,650
    4,500,000  Great Britain Pound Sterling ..........  11/12/02      7,058,527
    7,400,000  Great Britain Pound Sterling ..........  11/18/02     11,603,661
    4,000,000  Great Britain Pound Sterling ..........   12/5/02      6,266,332
    2,100,000  Great Britain Pound Sterling ..........   12/5/02      3,289,824
   37,000,000  Hong Kong Dollar ......................   12/9/02      4,742,895
3,335,000,000  Japanese Yen ..........................  10/30/02     27,440,307
1,165,000,000  Japanese Yen ..........................  10/30/02      9,585,595
1,000,000,000  Japanese Yen ..........................  10/30/02      8,227,978
  100,000,000  Mexican Peso ..........................    3/3/03      9,421,814
  100,000,000  Mexican Peso ..........................    3/3/03      9,421,814
  138,750,000  Mexican Peso ..........................    3/5/03     13,066,296
   61,250,000  Mexican Peso ..........................    3/5/03      5,768,005
   95,000,000  Mexican Peso ..........................   3/10/03      8,935,237
   50,000,000  Mexican Peso ..........................   3/10/03      4,702,756
   50,000,000  Mexican Peso ..........................   3/10/03      4,702,756
    3,500,000  New Zealand Dollar ....................  11/18/02      1,632,317
    5,350,000  New Zealand Dollar ....................   12/5/02      2,490,500
   40,000,000  Norwegian Krone .......................  11/18/02      5,357,444
    6,015,000  Singapore Dollar ......................   12/5/02      3,386,500
   12,200,000  Singapore Dollar ......................   12/5/02      6,868,712
   65,000,000  Swedish Krona .........................  11/18/02      6,984,606
   47,000,000  Swedish Krona .........................  11/18/02      5,050,407
   48,000,000  Swedish Krona .........................  11/18/02      5,157,863
   31,000,000  Swiss Franc ...........................  10/30/02     21,063,716
   10,000,000  Swiss Franc ...........................   11/4/02      6,795,608
   10,000,000  Swiss Franc ...........................  11/12/02      6,796,987
   10,000,000  Swiss Franc ...........................  11/12/02      6,796,987
    2,400,000  Swiss Franc ...........................  11/18/02      1,631,525
   13,500,000  Swiss Franc ...........................  11/18/02      9,177,328
    7,500,000  Swiss Franc ...........................  11/18/02      5,098,515

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO BUY
   18,000,000  Swiss Franc ...........................  11/18/02  $  12,236,437
    8,000,000  Swiss Franc ...........................   12/5/02      5,440,830
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $476,690,940) .......................            $ 475,062,217
                                                                  =============

FORWARD EXCHANGE CONTRACTS TO SELL
    4,200,000  Canadian Dollar .......................  11/18/02  $  (2,643,870)
    6,375,000  Canadian Dollar .......................    1/9/03     (4,005,511)
    2,250,000  Canadian Dollar .......................   1/24/03     (1,412,877)
    5,500,000  Canadian Dollar .......................   2/10/03     (3,451,490)
    1,600,000  Canadian Dollar .......................    3/3/03     (1,003,273)
   10,000,000  Canadian Dollar .......................   3/10/03     (6,268,669)
    6,500,000  Canadian Dollar .......................   3/28/03     (4,071,649)
    2,700,000  Canadian Dollar .......................   4/14/03     (1,690,141)
    3,000,000  Canadian Dollar .......................   4/23/03     (1,877,253)
    4,250,000  Canadian Dollar .......................   4/28/03     (2,658,906)
    5,000,000  Canadian Dollar .......................    5/5/03     (3,127,242)
   13,600,000  Canadian Dollar .......................   5/12/03     (8,503,702)
    2,500,000  Canadian Dollar .......................    6/6/03     (1,561,609)
    8,000,000  Canadian Dollar .......................   6/13/03     (4,995,740)
    4,000,000  Canadian Dollar .......................   7/17/03     (2,494,453)
    3,000,000  Canadian Dollar .......................   8/21/03     (1,868,214)
   20,000,000  Czech Koruna ..........................   11/4/02       (651,210)
   88,000,000  Danish Krone ..........................    4/7/03    (11,607,845)
   93,000,000  Danish Krone ..........................   4/23/03    (12,259,017)
    7,500,000  Danish Krone ..........................   4/28/03       (988,420)
   27,200,000  Danish Krone ..........................   7/17/03     (3,572,720)
   34,650,000  Danish Krone ..........................    8/8/03     (4,547,349)
   30,000,000  European Economic Union Euro ..........  10/30/02    (29,606,500)
   20,500,000  European Economic Union Euro ..........  11/18/02    (20,215,946)
   56,000,000  European Economic Union Euro ..........   12/5/02    (55,185,637)
   20,000,000  European Economic Union Euro ..........   12/9/02    (19,705,700)
   37,500,000  European Economic Union Euro ..........    1/9/03    (36,897,722)
   55,000,000  European Economic Union Euro ..........   1/13/03    (54,107,034)
   18,300,000  European Economic Union Euro ..........   1/24/03    (17,994,084)
   27,000,000  European Economic Union Euro ..........   2/10/03    (26,530,599)
   88,000,000  European Economic Union Euro ..........   2/11/03    (86,466,754)
   70,000,000  European Economic Union Euro ..........   2/24/03    (68,745,775)
   24,000,000  European Economic Union Euro ..........    3/3/03    (23,563,493)
   35,000,000  European Economic Union Euro ..........    3/5/03    (34,360,695)
   35,000,000  European Economic Union Euro ..........   3/10/03    (34,353,866)
   45,000,000  European Economic Union Euro ..........   3/13/03    (44,163,989)
   33,000,000  European Economic Union Euro ..........   3/20/03    (32,377,917)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO SELL
  23,000,000  European Economic Union Euro ...........   3/26/03  $ (22,561,048)
  42,000,000  European Economic Union Euro ...........   3/28/03    (41,195,162)
  24,400,000  European Economic Union Euro ...........    4/7/03    (23,923,450)
  51,500,000  European Economic Union Euro ...........   4/14/03    (50,481,035)
  40,000,000  European Economic Union Euro ...........   4/22/03    (39,196,922)
  50,000,000  European Economic Union Euro ...........   4/23/03    (48,994,333)
  12,000,000  European Economic Union Euro ...........   4/28/03    (11,756,457)
  34,500,000  European Economic Union Euro ...........    5/5/03    (33,791,030)
  80,000,000  European Economic Union Euro ...........   5/12/03    (78,335,657)
  25,000,000  European Economic Union Euro ...........   5/19/03    (24,473,535)
   4,000,000  European Economic Union Euro ...........   6/13/03     (3,912,137)
  51,000,000  European Economic Union Euro ...........   6/17/03    (49,872,351)
   7,500,000  European Economic Union Euro ...........   6/24/03     (7,332,267)
  40,000,000  European Economic Union Euro ...........   7/11/03    (39,082,648)
  71,000,000  European Economic Union Euro ...........   7/17/03    (69,357,632)
  45,500,000  European Economic Union Euro ...........    8/8/03    (44,414,470)
  44,800,000  European Economic Union Euro ...........   8/21/03    (43,711,978)
  32,000,000  European Economic Union Euro ...........    9/2/03    (31,210,198)
  11,000,000  Great Britain Pound Sterling ...........  11/12/02    (17,254,177)
   7,400,000  Great Britain Pound Sterling ...........  11/18/02    (11,603,661)
  18,000,000  Great Britain Pound Sterling ...........   12/5/02    (28,198,492)
   8,000,000  Great Britain Pound Sterling ...........    1/9/03    (12,505,688)
   6,000,000  Great Britain Pound Sterling ...........   1/24/03     (9,370,167)
   4,300,000  Great Britain Pound Sterling ...........   2/24/03     (6,703,309)
   7,250,000  Great Britain Pound Sterling ...........    3/3/03    (11,297,413)
  29,000,000  Great Britain Pound Sterling ...........    3/5/03    (45,184,155)
   7,000,000  Great Britain Pound Sterling ...........   3/10/03    (10,903,202)
  11,000,000  Great Britain Pound Sterling ...........   3/13/03    (17,130,475)
   4,500,000  Great Britain Pound Sterling ...........   3/20/03     (7,004,935)
  12,000,000  Great Britain Pound Sterling ...........   3/26/03    (18,673,002)
  19,000,000  Great Britain Pound Sterling ...........   3/28/03    (29,561,984)
   1,900,000  Great Britain Pound Sterling ...........   4/14/03     (2,953,186)
  10,500,000  Great Britain Pound Sterling ...........   4/22/03    (16,312,419)
   3,500,000  Great Britain Pound Sterling ...........   4/28/03     (5,435,518)
  17,000,000  Great Britain Pound Sterling ...........    6/6/03    (26,339,362)
  20,000,000  Great Britain Pound Sterling ...........   6/13/03    (30,974,450)
   6,000,000  Great Britain Pound Sterling ...........    7/7/03     (9,279,174)
  11,500,000  Great Britain Pound Sterling ...........   7/17/03    (17,774,803)
  10,000,000  Great Britain Pound Sterling ...........    8/8/03    (15,436,682)
  12,600,000  Great Britain Pound Sterling ...........   8/21/03    (19,435,576)
   8,500,000  Great Britain Pound Sterling ...........    9/2/03    (13,102,182)
  10,000,000  Great Britain Pound Sterling ...........    9/3/03    (15,413,438)
   7,000,000  Hong Kong Dollar .......................  11/18/02       (897,368)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO SELL
   80,000,000  Hong Kong Dollar ......................   12/5/02  $ (10,255,083)
   75,000,000  Hong Kong Dollar ......................   12/9/02     (9,613,976)
  101,500,000  Hong Kong Dollar ......................    1/9/03    (13,009,312)
   80,000,000  Hong Kong Dollar ......................   1/24/03    (10,253,119)
   78,235,000  Hong Kong Dollar ......................   3/13/03    (10,024,905)
   10,000,000  Hong Kong Dollar ......................   4/14/03     (1,281,156)
  195,000,000  Hong Kong Dollar ......................   4/28/03    (24,980,752)
  160,000,000  Hong Kong Dollar ......................    5/5/03    (20,496,292)
   85,000,000  Hong Kong Dollar ......................   6/13/03    (10,886,480)
   30,000,000  Hong Kong Dollar ......................   6/17/03     (3,842,208)
   70,000,000  Hong Kong Dollar ......................    7/7/03     (8,964,119)
  140,000,000  Hong Kong Dollar ......................   7/17/03    (17,927,091)
   30,000,000  Hong Kong Dollar ......................   8/21/03     (3,840,659)
5,500,000,000  Japanese Yen ..........................  10/30/02    (45,253,880)
  850,000,000  Japanese Yen ..........................   12/5/02     (7,004,663)
  660,000,000  Japanese Yen ..........................    1/9/03     (5,448,113)
2,000,000,000  Japanese Yen ..........................    3/3/03    (16,541,493)
1,250,000,000  Japanese Yen ..........................   3/10/03    (10,341,496)
1,253,500,000  Japanese Yen ..........................   3/13/03    (10,371,770)
9,650,000,000  Japanese Yen ..........................   4/14/03    (79,952,103)
2,530,000,000  Japanese Yen ..........................   4/22/03    (20,968,292)
2,130,000,000  Japanese Yen ..........................   4/28/03    (17,657,415)
5,500,000,000  Japanese Yen ..........................   4/30/03    (45,597,940)
2,300,000,000  Japanese Yen ..........................    5/6/03    (19,072,841)
2,423,000,000  Japanese Yen ..........................    6/6/03    (20,117,964)
4,000,000,000  Japanese Yen ..........................   6/13/03    (33,221,047)
  944,000,000  Japanese Yen ..........................    7/7/03     (7,848,170)
  938,000,000  Japanese Yen ..........................   7/11/03     (7,799,707)
7,200,000,000  Japanese Yen ..........................   7/17/03    (59,886,168)
  585,000,000  Japanese Yen ..........................    8/8/03     (4,870,628)
  280,000,000  Japanese Yen ..........................   8/21/03     (2,332,622)
1,300,000,000  Japanese Yen ..........................    9/3/03    (10,836,455)
  200,000,000  Mexican Peso ..........................    3/3/03    (18,843,627)
  200,000,000  Mexican Peso ..........................    3/5/03    (18,834,301)
  195,000,000  Mexican Peso ..........................   3/10/03    (18,340,750)
  195,000,000  Mexican Peso ..........................   3/13/03    (18,327,161)
  195,000,000  Mexican Peso ..........................   3/20/03    (18,295,531)
   25,000,000  Mexican Peso ..........................   3/26/03     (2,342,116)
  180,000,000  Mexican Peso ..........................   3/28/03    (16,854,938)
  180,000,000  Mexican Peso ..........................    4/7/03    (16,812,233)
  180,000,000  Mexican Peso ..........................   4/14/03    (16,782,364)
  110,000,000  Mexican Peso ..........................   4/23/03    (10,232,515)
   24,500,000  Mexican Peso ..........................   4/28/03     (2,276,178)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO SELL
  41,000,000  Mexican Peso ...........................    6/6/03  $  (3,771,911)
  80,000,000  Mexican Peso ...........................    9/2/03     (7,196,540)
   3,500,000  New Zealand Dollar .....................  11/18/02     (1,632,317)
  27,650,000  New Zealand Dollar .....................   12/5/02    (12,871,465)
   7,000,000  New Zealand Dollar .....................    1/9/03     (3,245,177)
   3,300,000  New Zealand Dollar .....................   2/10/03     (1,524,368)
  10,000,000  New Zealand Dollar .....................   3/28/03     (4,595,707)
  40,000,000  Norwegian Krona ........................  11/18/02     (5,357,444)
   8,000,000  Norwegian Krona ........................   3/28/03     (1,051,352)
  23,000,000  Norwegian Krona ........................   4/14/03     (3,015,688)
  33,500,000  Norwegian Krona ........................    5/5/03     (4,380,019)
  85,750,000  Norwegian Krona ........................   5/19/03    (11,190,488)
  18,215,000  Singapore Dollar .......................   12/5/02    (10,255,213)
  42,000,000  Singapore Dollar .......................   12/9/02    (23,647,010)
  23,000,000  Singapore Dollar .......................    1/9/03    (12,953,283)
  30,000,000  Singapore Dollar .......................   1/13/03    (16,896,549)
  25,000,000  Singapore Dollar .......................   2/10/03    (14,085,332)
  16,000,000  Singapore Dollar .......................   3/28/03     (9,018,127)
  17,350,000  Singapore Dollar .......................   4/23/03     (9,781,867)
  10,650,000  Singapore Dollar .......................    5/5/03     (6,005,244)
   5,000,000  Singapore Dollar .......................   6/13/03     (2,820,604)
   9,000,000  Singapore Dollar .......................   6/17/03     (5,077,316)
  14,700,000  Singapore Dollar .......................   6/24/03     (8,293,604)
  31,000,000  Singapore Dollar .......................   7/17/03    (17,494,790)
   7,000,000  Singapore Dollar .......................    8/1/03     (3,951,162)
  31,000,000  Singapore Dollar .......................   8/21/03    (17,502,292)
  26,000,000  Singapore Dollar .......................    9/3/03    (14,681,680)
 105,000,000  South African Rand .....................    8/1/03     (9,019,220)
  70,000,000  South African Rand .....................    9/3/03     (5,951,657)
 160,000,000  Swedish Krona ..........................  11/18/02    (17,192,876)
  84,000,000  Swedish Krona ..........................   2/10/03     (8,970,764)
  84,000,000  Swedish Krona ..........................   3/20/03     (8,946,839)
  74,000,000  Swedish Krona ..........................   3/26/03     (7,878,282)
  15,400,000  Swedish Krona ..........................   4/14/03     (1,637,223)
  40,000,000  Swedish Krona ..........................   4/22/03     (4,249,998)
  52,500,000  Swedish Krona ..........................   4/28/03     (5,575,634)
   4,000,000  Swedish Krona ..........................    6/6/03       (423,582)
  25,500,000  Swedish Krona ..........................   6/24/03     (2,696,738)
  98,000,000  Swedish Krona ..........................    8/8/03    (10,331,301)
  31,000,000  Swiss Franc ............................  10/30/02    (21,063,716)
  10,000,000  Swiss Franc ............................   11/4/02     (6,795,608)
  20,000,000  Swiss Franc ............................  11/12/02    (13,593,973)
  41,400,000  Swiss Franc ............................  11/18/02    (28,143,806)

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)

                                                        CONTRACT      MARKET
                                                         VALUE        VALUE
   CONTRACTS                                              DATE       (NOTE 1)
   ---------                                            --------     --------

FORWARD EXCHANGE CONTRACTS TO SELL
  31,000,000  Swiss Franc ............................  12/5/02 $   (21,083,216)
  20,000,000  Swiss Franc ............................  12/9/02     (13,603,563)
  33,000,000  Swiss Franc ............................   1/9/03     (22,464,621)
   5,000,000  Swiss Franc ............................  1/13/03      (3,404,087)
  11,600,000  Swiss Franc ............................  1/24/03      (7,899,760)
  33,000,000  Swiss Franc ............................  2/10/03     (22,478,458)
  17,000,000  Swiss Franc ............................   3/3/03     (11,583,419)
  55,000,000  Swiss Franc ............................  3/10/03     (37,486,049)
  42,000,000  Swiss Franc ............................  3/13/03     (28,629,076)
  31,000,000  Swiss Franc ............................  3/28/03     (21,143,416)
   4,165,000  Swiss Franc ............................   4/7/03      (2,841,393)
  38,800,000  Swiss Franc ............................  4/14/03     (26,473,711)
   6,500,000  Swiss Franc ............................  4/23/03      (4,435,906)
   5,700,000  Swiss Franc ............................  4/28/03      (3,890,376)
  27,000,000  Swiss Franc ............................   5/5/03     (18,430,931)
  20,000,000  Swiss Franc ............................  5/19/03     (13,656,744)
  21,000,000  Swiss Franc ............................  6/13/03     (14,347,468)
  21,000,000  Swiss Franc ............................  6/17/03     (14,348,731)
  16,000,000  Swiss Franc ............................   7/7/03     (10,937,156)
  37,000,000  Swiss Franc ............................  7/11/03     (25,294,367)
  14,500,000  Swiss Franc ............................  7/17/03      (9,913,946)
  17,550,000  Swiss Franc ............................   8/8/03     (12,005,018)
  17,000,000  Swiss Franc ............................  8/21/03     (11,632,071)
  30,000,000  Swiss Franc ............................   9/2/03     (20,532,529)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $3,040,036,629) .....................          $(3,223,607,410)
                                                                ===============
=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


ASSETS
   Investment, at value (Cost $4,296,113,335) (Note 1)
      Securities ..............................................................  $3,549,247,683
      Repurchase Agreement ....................................................     550,808,000
                                                                                 --------------
   Total Investments ..........................................................   4,100,055,683
   Cash and foreign currency (Cost $110,544) ..................................       1,152,144
   Receivable for Fund shares sold ............................................      29,257,884
   Dividends and interest receivable ..........................................      10,858,584
   Receivable for investment securities sold ..................................         792,753
   Prepaid expense ............................................................          40,492
                                                                                 --------------
      TOTAL ASSETS ............................................................   4,142,157,540
                                                                                 --------------

LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) .............................   $185,199,504
   Payable for Fund shares redeemed ..................      6,778,560
   Investment advisory fee payable (Note 2) ..........      2,658,115
   Payable for investment securities purchased .......      1,469,515
   Custodian fees payable (Note 2) ...................        156,011
   Transfer agent fees payable (Note 2) ..............        116,043
   Accrued expenses and other payables ...............        657,017
                                                         ------------
      TOTAL LIABILITIES .......................................................     197,034,765
                                                                                 --------------
NET ASSETS ....................................................................  $3,945,122,775
                                                                                 ==============

NET ASSETS CONSIST OF
   Undistributed net investment income ........................................  $   55,162,411
   Accumulated net realized loss on securities, forward
      exchange contracts and foreign currencies ...............................      (9,418,551)
   Net unrealized depreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ......................    (380,938,551)
   Par value ..................................................................          25,344
   Paid-in capital in excess of par value .....................................   4,280,292,122
                                                                                 --------------
      TOTAL NET ASSETS ........................................................  $3,945,122,775
                                                                                 ==============

NET ASSET VALUE, offering and redemption price per share
   ($3,945,122,775 (DIVIDE) 253,435,367 shares of common stock outstanding) ...          $15.57
                                                                                         ======

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2002


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $6,239,769) ....    $    66,109,193
   Interest ......................................................          5,825,760
                                                                      ---------------
      TOTAL INVESTMENT INCOME ....................................         71,934,953
                                                                      ---------------
EXPENSES
   Investment advisory fee (Note 2) ................  $ 28,404,912
   Custodian fees (Note 2) .........................       973,501
   Administration and accounting fees (Note 2) .....       774,033
   Transfer agent fees (Note 2) ....................       438,505
   Directors' fees and expenses (Note 2) ...........        74,665
   Legal and audit fees ............................        51,654
   Other ...........................................       452,900
                                                      ------------
      TOTAL EXPENSES .............................................         31,170,170
                                                                      ---------------
NET INVESTMENT INCOME ............................................         40,764,783
                                                                      ---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities .................................................          3,503,213
      Forward exchange contracts .................................        (49,556,414)
      Foreign currencies and net other assets ....................         (4,588,598)
                                                                      ---------------
   Net realized loss on investments during the period ............        (50,641,799)
                                                                      ---------------
   Net unrealized appreciation (depreciation) of:
      Securities .................................................       (802,081,316)
      Forward exchange contracts .................................       (233,537,472)
      Foreign currencies and net other assets ....................            316,473
                                                                      ---------------
   Net unrealized depreciation of investments during the period ..     (1,035,302,315)
                                                                      ---------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS ...................................................     (1,085,944,114)
                                                                      ---------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................................    $(1,045,179,331)
                                                                      ===============


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                     SIX MONTHS
                                                                        ENDED               YEAR
                                                                       9/30/02              ENDED
                                                                     (UNAUDITED)           3/31/02
                                                                  ---------------      --------------
Net investment income ..........................................  $    40,764,783      $   48,895,367
Net realized gain (loss) on securities, forward exchange
   contracts and currency transactions during the period .......      (50,641,799)        209,233,555
Net unrealized depreciation of  securities, forward
   exchange contracts, foreign currencies and net other
   assets during the period ....................................   (1,035,302,315)        (68,070,316)
                                                                  ---------------      --------------
Net increase (decrease) in net assets resulting from
   operations ..................................................   (1,045,179,331)        190,058,606
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income ...................................................               --         (39,539,408)
   Distributions to shareholders from net realized gain
      on investments ...........................................               --         (70,942,781)
Net increase in net assets from Fund share transactions
   (Note 4) ....................................................      365,902,725         883,311,035
                                                                  ---------------      --------------
Net increase (decrease) in net assets ..........................     (679,276,606)        962,887,452

NET ASSETS
Beginning of period ............................................    4,624,399,381       3,661,511,929
                                                                  ---------------      --------------
End of period (including undistributed net investment
   income of $55,162,411 and $14,397,628, respectively) ........  $ 3,945,122,775      $4,624,399,381
                                                                  ===============      ==============

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                    ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   9/30/02         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)      3/31/02       3/31/01       3/31/00       3/31/99       3/31/98
                                                 -----------    -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of period ..........    $19.79         $19.52         $21.10        $18.08        $18.98        $15.46
                                                   ------         ------         ------        ------        ------        ------
Income from investment operations:
Net investment income (a) .....................      0.16           0.22           0.22          0.23          0.23          0.26
Net realized and unrealized gain (loss)
   on investments .............................     (4.38)          0.56           0.92          3.64          0.24          4.62
                                                   ------         ------         ------        ------        ------        ------
      Total from investment
         operations ...........................     (4.22)          0.78           1.14          3.87          0.47          4.88
                                                   ------         ------         ------        ------        ------        ------
DISTRIBUTIONS:
   Dividends from net investment
      income ..................................        --          (0.18)         (0.21)        (0.26)        (0.38)        (0.79)
   Dividends in excess of net
      investment income .......................        --             --             --            --            --         (0.08)
   Distributions from net
      realized gains ..........................        --          (0.33)         (2.23)        (0.59)        (0.99)        (0.49)
   Distributions in excess of net
      realized gains ..........................        --             --          (0.28)           --            --            --
                                                   ------         ------         ------        ------        ------        ------
      Total distributions .....................        --          (0.51)         (2.72)        (0.85)        (1.37)        (1.36)
                                                   ------         ------         ------        ------        ------        ------
Net asset value, end of period ................    $15.57         $19.79         $19.52        $21.10        $18.08        $18.98
                                                   ======         ======         ======        ======        ======        ======
Total return (b) ..............................  (21.32)%          4.22%          5.17%        21.68%         3.03%        33.09%
                                                 ========         ======         ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...........$3,945,123     $4,624,399     $3,661,512    $3,236,504    $2,589,574    $2,527,941
Ratio of operating expenses to average
   net assets (c) .............................      1.37%(d)       1.37%          1.38%         1.38%         1.41%        1.42%
Ratio of net investment income to
   average net assets .........................      1.79%(d)       1.22%          1.06%         1.10%         1.26%        1.05%
Portfolio turnover rate .......................         1%             7%            12%           16%           23%          16%

------------------------

(a)  Net investment  income for a Fund share  outstanding,  before the waiver of fees by the  administrator for the year ended March 31, 1998 was $0.26.  The effect of the waiver had no impact on the net  investment  income for the year ended March 31, 1998.
(b)  Total return represents aggregate total return for the periods indicated.
(c)  Annualized expense ratio before the waiver of fees by the administrator for the year ended March 31, 1998 was 1.43%.
(d)  Annualized.

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

================================================================================
                                       37

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market

================================================================================
                                       38

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker. For the six months ended September 30, 2002 the Fund reimbursed Tweedy, Browne Company LLC $104 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

================================================================================
                                       39

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $40.9 million, as of September 30, 2002, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

================================================================================
                                       40

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                    FEES ON ASSETS
                                     -------------------------------------------
                                          BETWEEN        BETWEEN
                                       $500 MILLION    $1 BILLION
                           UP TO            AND            AND       EXCEEDING
                       $500 MILLION     $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%            0.02%      0.015%
--------------------------------------------------------------------------------
                                          BETWEEN        BETWEEN
                                       $100 MILLION    $2 BILLION
                           UP TO            AND            AND       EXCEEDING
                       $100 MILLION     $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees            0.03%           0.01%          0.0075%      0.006%
--------------------------------------------------------------------------------

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne American Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2002, aggregated $431,710,774 and $53,770,822, respectively.

     At September 30, 2002, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $572,655,582 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $768,713,234.

================================================================================
                                       41

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                   -------------------------------------------------------------
                      SIX MONTHS ENDED 9/30/02          YEAR ENDED 3/31/02
                   -------------------------------------------------------------
                      SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold               168,402,392   $3,018,025,647    173,519,784   $3,321,002,070
Reinvested                  --               --      5,527,528      101,596,149
Redeemed          (148,629,634)  (2,652,122,922)  (132,959,446)  (2,539,287,184)
--------------------------------------------------------------------------------
Net Increase        19,772,758   $  365,902,725     46,087,866   $  883,311,035
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 25, 2002, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value

================================================================================
                                       42

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2002, the Company did not borrow, on behalf of the Fund, under the Agreement.

================================================================================
                                       43

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)  [GRAPHIC OMITTED]
                                NORTH AMERICA CONTINENT ART


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCK - DOMESTIC--78.7%
              ADVERTISING--1.0%
      11,580  Grey Global Group Inc. .........................   $    6,832,200
                                                                 --------------
              AGRICULTURE--0.1%
      40,000  Monsanto Company ...............................          611,600
                                                                 --------------
              AUTOMOTIVE PARTS--1.5%
     668,300  Dollar Thrifty Automotive Group Inc. + .........       10,726,215
                                                                 --------------
              BANKING--9.9%
      45,300  BancFirst Corporation ..........................        2,229,666
      33,046  BB&T Corporation ...............................        1,157,932
      20,400  CCBT Financial Companies Inc. ..................          533,868
      40,000  Comerica Inc. ..................................        1,928,800
     225,000  Hibernia Corporation, Class A ..................        4,497,750
     429,020  PNC Financial Services Group Inc. ..............       18,091,773
     802,520  Popular Inc. ...................................       25,359,632
     360,000  Wells Fargo & Company ..........................       17,337,600
                                                                 --------------
                                                                     71,137,021
                                                                 --------------
              BASIC INDUSTRIES--4.1%
     215,700  Gorman-Rupp Company ............................        5,025,810
     461,700  Rayonier Inc. ..................................       19,349,847
      61,000  Tecumseh Products Company, Class A .............        2,559,560
      61,100  Tecumseh Products Company, Class B .............        2,382,900
                                                                 --------------
                                                                     29,318,117
                                                                 --------------
              BROADCAST, RADIO AND TV--1.9%
     668,060  Comcast Corporation, Class A + .................       13,935,732
                                                                 --------------
              BUSINESS AND COMMERCIAL SERVICES--0.4%
      37,000  HUB Group Inc., Class A + ......................          234,210
     146,895  Wallace Computer Services Inc. .................        2,592,697
                                                                 --------------
                                                                      2,826,907
                                                                 --------------
              CHEMICALS--0.9%
     275,000  International Specialty Products Inc. + ........        2,664,750
     220,700  Oil-Dri Corporation of America .................        1,730,288
      77,500  Stepan Company .................................        2,080,875
                                                                 --------------
                                                                      6,475,913
                                                                 --------------
              COMPUTER SERVICES--1.0%
     504,390  Electronic Data Systems Corporation ............        7,051,372
                                                                 --------------

=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       44

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCK - DOMESTIC
              CONSUMER NON-DURABLES--0.2%
     347,500  M & F Worldwide Corporation + ..................   $    1,650,625
                                                                 --------------
              CONSUMER SERVICES--3.5%
     816,000  ProQuest Company + .............................       24,765,600
                                                                 --------------
              ELECTRONIC EQUIPMENT--0.6%
     253,200  Regal-Beloit Corporation .......................        4,332,252
                                                                 --------------
              ENGINEERING AND CONSTRUCTION--0.1%
     166,700  RDO Equipment Company, Class A + ...............          791,825
                                                                 --------------
              FINANCIAL SERVICES--15.3%
     834,390  American Express Company .......................       26,016,280
     602,400  Credit Acceptance Corporation + ................        4,939,680
     535,680  Freddie Mac ....................................       29,944,512
     573,500  Household International Inc. ...................       16,235,785
      41,600  Kent Financial Services Inc. + .................          144,768
     814,600  MBIA Inc. ......................................       32,543,270
                                                                 --------------
                                                                    109,824,295
                                                                 --------------
              FOOD AND BEVERAGES--0.8%
     125,809  Coca-Cola Bottling Company .....................        5,900,442
                                                                 --------------
              HEALTH CARE--1.3%
     166,824  Johnson & Johnson ..............................        9,021,842
                                                                 --------------
              INSURANCE--14.6%
     408,900  21st Century Insurance Group Inc. ..............        4,215,759
      77,400  American Indemnity Financial Corporation .......           77,400
     165,125  American National Insurance Company ............       11,395,276
     463,500  Great American Financial Resources Inc. ........        7,207,425
      16,520  Kansas City Life Insurance Company .............          625,117
     119,000  Leucadia National Corporation ..................        4,046,000
      21,600  Merchants Group Inc. ...........................          496,800
     110,000  National Western Life Insurance Company, Class A +     11,220,000
      43,200  Navigators Group Inc. + ........................          875,664
     817,000  Torchmark Corporation ..........................       27,990,420
     548,137  Transatlantic Holdings Inc. ....................       36,423,704
                                                                 --------------
                                                                    104,573,565
                                                                 --------------
              METALS AND METAL PRODUCTS--0.2%
     100,000  Schnitzer Steel Industries Inc., Class A .......        1,809,900
                                                                 --------------
              OFFICE FURNISHINGS--1.3%
     375,440  HON Industries Inc. ............................        9,554,948
                                                                 --------------


=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       45

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------



              COMMON STOCK - DOMESTIC
              PHARMACEUTICALS--9.5%
     600,000  Bristol-Myers Squibb Company ...................   $   14,280,000
     832,167  Pharmacia Corporation, Depository Shares .......       32,354,653
     992,000  Schering-Plough Corporation ....................       21,149,440
                                                                 --------------
                                                                     67,784,093
                                                                 --------------
              PRINTING AND PUBLISHING--1.9%
   1,531,719  Hollinger International Inc. ...................       13,923,326
                                                                 --------------
              REAL ESTATE--4.1%
     962,500  Federated Investors Inc., Class B ..............       25,977,875
     108,000  Koger Equity Inc. ..............................        1,824,120
      13,200  Mays (J.W.) Inc. + .............................          163,680
      55,225  Ramco-Gershenson Properties Trust ..............        1,085,723
                                                                 --------------
                                                                     29,051,398
                                                                 --------------
              RESTAURANT CHAINS--1.1%
     452,800  McDonald's Corporation .........................        7,996,448
                                                                 --------------
              RETAIL--0.6%
     102,650  EZCORP Inc., Class A + .........................          263,811
      54,500  Friedman's Inc., Class A .......................          424,010
     309,960  Syms Corporation + .............................        2,138,724
     660,100  Value City Department Stores Inc. + ............        1,221,185
                                                                 --------------
                                                                      4,047,730
                                                                 --------------
              TELECOMMUNICATIONS--0.5%
      93,600  Commonwealth Telephone Enterprises Inc. + ......        3,254,472
   1,151,940  RCN Corporation + ..............................          587,489
                                                                 --------------
                                                                      3,841,961
                                                                 --------------
              TRANSPORTATION/TRANSPORTATION SERVICES--2.3%
     650,400  GATX Corporation ...............................       12,877,920
     188,760  Werner Enterprises Inc. ........................        3,469,409
                                                                 --------------
                                                                     16,347,329
                                                                 --------------
              TOTAL COMMON STOCK - DOMESTIC
              (COST $493,567,829) ............................      564,132,656
                                                                 --------------


=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       46

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCK - FOREIGN--15.8%
              ITALY--0.6%
     407,000  Natuzzi SPA, Sponsored ADR .....................     $  4,444,440
                                                                 --------------
              JAPAN--2.6%
     326,000  Fujitec Company Ltd. ...........................        1,689,715
     262,500  Fukuda Denshi Company Ltd. .....................        5,821,832
      86,000  Matsumoto Yushi-Seiyaku Company Ltd. ...........        1,130,277
     118,000  Nippon Konpo Unyu Soko Company Ltd. ............          820,010
      52,000  Nitto FC Company Ltd. ..........................          197,339
      23,000  Sanko Sangyo Company Ltd. ......................           82,183
     130,600  Sanyo Shinpan Finance Company Ltd. .............        2,639,033
      63,800  Shikoku Coca-Cola Bottling Company Ltd. ........          542,934
      88,600  Takefuji Corporation ...........................        5,007,128
     162,000  Torishima Pump Manufacturing Company Ltd. ......          648,053
                                                                 --------------
                                                                     18,578,504
                                                                 --------------
              MEXICO--1.9%
   1,390,650  Panamerican Beverages Inc., Class A ............       13,183,362
                                                                 --------------
              NETHERLANDS--2.7%
   1,180,893  ABN Amro Holding NV, Sponsored ADR .............       13,166,957
     107,857  Unilever NV, ADR ...............................        6,412,099
                                                                 --------------
                                                                     19,579,056
                                                                 --------------
              SWITZERLAND--2.8%
     355,000  Nestle SA, Registered, Sponsored ADR ...........       19,397,839
      21,332  Novartis AG, ADR ...............................          847,520
       2,310  Syngenta AG, ADR ...............................           24,948
                                                                 --------------
                                                                     20,270,307
                                                                 --------------
              UNITED KINGDOM--5.2%
     326,000  Diageo PLC, Sponsored ADR ......................       16,270,660
     186,274  GlaxoSmithKline PLC, Sponsored ADR .............        7,158,510
     142,000  Hardys & Hansons PLC ...........................          692,268
     364,000  Unilever PLC, Sponsored ADR ....................       13,267,800
                                                                 --------------
                                                                     37,389,238
                                                                 --------------
              TOTAL COMMON STOCK - FOREIGN
              (COST $105,912,907) ............................      113,444,907
                                                                 --------------


=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       47

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                                       MARKET
    FACE                                                               VALUE
    VALUE                                                             (NOTE 1)
    ------                                                            --------



              U.S. TREASURY BILL--0.2%
              (COST $1,495,526)
$  1,500,000  1.862% ** due 11/29/02 .........................   $    1,496,140
                                                                 --------------

              REPURCHASE AGREEMENT--6.0%
              (COST $42,855,000)

  42,855,000  Agreement with UBS Warburg LLC, 1.840% dated 9/30/02, to be repurchased at $42,857,190 on 10/1/02, collateralized by $31,448,000 U.S. Treasury Bond, 7.875% due 2/15/21
              (market value $44,024,831) .....................       42,855,000
                                                                 --------------
TOTAL INVESTMENTS (COST $643,831,262*) ................. 100.7%     721,928,703
UNREALIZED FORWARD CONTRACTS (Net) .....................  (0.8)      (5,587,744)
OTHER ASSETS AND LIABILITIES (Net) .....................   0.1          510,003
                                                         -----   --------------
NET ASSETS ............................................. 100.0%  $  716,850,962
                                                         =====   ==============

---------------
  * AGGREGATE COST FOR FEDERAL TAX PURPOSES.
 ** RATE REPRESENTS  ANNUALIZED YIELD AT DATE OF PURCHASE.
  + NON-INCOME PRODUCING SECURITY.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT

=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       48

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                      CONTRACT        MARKET
                                                        VALUE          VALUE
   CONTRACTS                                            DATE         (NOTE 1)
   ---------                                          --------       --------

FORWARD EXCHANGE CONTRACTS TO BUY
   7,000,000  European Economic Union Euro ........    12/5/02   $    6,898,205
   3,000,000  European Economic Union Euro ........     1/9/03        2,951,818
   1,750,000  European Economic Union Euro ........     3/3/03        1,718,171
   1,000,000  European Economic Union Euro ........     3/5/03          981,734
   1,100,000  European Economic Union Euro ........    3/20/03        1,079,264
   1,150,000  European Economic Union Euro ........    4/22/03        1,126,911
     800,000  European Economic Union Euro ........    4/22/03          783,938
     450,000  Great Britain Pound Sterling ........     3/3/03          701,219
     430,000  Great Britain Pound Sterling ........     3/5/03          669,972
   1,500,000  Great Britain Pound Sterling ........    3/26/03        2,334,125
     850,000  Great Britain Pound Sterling ........    3/26/03        1,322,671
 121,410,000  Japanese Yen ........................    12/5/02        1,000,513
  55,000,000  Japanese Yen ........................     3/3/03          454,891
  80,000,000  Japanese Yen ........................     5/6/03          663,403
  24,000,000  Mexican Peso ........................     3/3/03        2,261,235
  24,000,000  Mexican Peso ........................     3/3/03        2,261,235
  20,000,000  Mexican Peso ........................     3/3/03        1,884,363
  20,000,000  Mexican Peso ........................     3/3/03        1,884,363
   7,000,000  Mexican Peso ........................     3/3/03          659,527
   8,000,000  Mexican Peso ........................     3/5/03          753,372
  20,000,000  Swedish Krona .......................    12/5/02        2,146,542
  12,250,000  Swedish Krona .......................    12/5/02        1,314,757
   7,500,000  Swedish Krona .......................    12/5/02          804,953
   5,100,000  Swedish Krona .......................    12/5/02          547,368
   1,000,000  Swiss Franc .........................    12/5/02          680,104
   3,500,000  Swiss Franc .........................    1/13/03        2,382,861
   1,300,000  Swiss Franc .........................    1/13/03          885,063
                                                                 --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $41,304,624) .....................              $   41,152,578
                                                                 ==============

FORWARD EXCHANGE CONTRACTS TO SELL
   7,000,000  European Economic Union Euro ........    12/5/02   $   (6,898,205)
   3,000,000  European Economic Union Euro ........     1/9/03       (2,951,818)
   1,750,000  European Economic Union Euro ........     3/3/03       (1,718,171)
   1,000,000  European Economic Union Euro ........     3/5/03         (981,734)
   1,100,000  European Economic Union Euro ........    3/20/03       (1,079,264)
   4,500,000  European Economic Union Euro ........    4/22/03       (4,409,654)
   2,800,000  European Economic Union Euro ........     8/8/03       (2,733,198)
   2,000,000  European Economic Union Euro ........     9/2/03       (1,950,637)
     450,000  Great Britain Pound Sterling ........     3/3/03         (701,219)
     430,000  Great Britain Pound Sterling ........     3/5/03         (669,972)
  12,000,000  Great Britain Pound Sterling ........    3/26/03      (18,673,002)
   1,000,000  Great Britain Pound Sterling ........    4/22/03       (1,553,564)
   1,450,000  Great Britain Pound Sterling ........     8/8/03       (2,238,319)
 121,410,000  Japanese Yen ........................    12/5/02       (1,000,513)
  55,000,000  Japanese Yen ........................     3/3/03         (454,891)
 160,000,000  Japanese Yen ........................     5/6/03       (1,326,806)
 600,000,000  Japanese Yen ........................    6/13/03       (4,983,157)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       49

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)


                                                      CONTRACT        MARKET
                                                        VALUE          VALUE
   CONTRACTS                                            DATE         (NOTE 1)
   ---------                                          --------       --------

FORWARD EXCHANGE CONTRACTS TO SELL
 920,000,000  Japanese Yen ........................    6/24/03   $   (7,644,236)
 655,000,000  Japanese Yen ........................    7/24/03       (5,449,714)
  95,000,000  Mexican Peso ........................     3/3/03       (8,950,723)
 115,000,000  Mexican Peso ........................     3/5/03      (10,829,723)
  19,250,000  Mexican Peso ........................    3/20/03       (1,806,097)
  14,000,000  Mexican Peso ........................    3/26/03       (1,311,585)
  87,000,000  Swedish Krona .......................    12/5/02       (9,337,459)
   3,200,000  Swedish Krona .......................     3/3/03         (341,256)
  20,875,000  Swedish Krona .......................    3/20/03       (2,223,396)
  31,300,000  Swedish Krona .......................    3/26/03       (3,332,300)
  12,350,000  Swedish Krona .......................    4/22/03       (1,312,187)
  11,000,000  Swedish Krona .......................     5/5/03       (1,167,620)
  30,000,000  Swedish Krona .......................     8/8/03       (3,162,643)
   1,000,000  Swiss Franc .........................    12/5/02         (680,104)
   7,500,000  Swiss Franc .........................    1/13/03       (5,106,131)
   2,000,000  Swiss Franc .........................    2/10/03       (1,362,331)
   3,300,000  Swiss Franc .........................    3/20/03       (2,250,045)
   1,650,000  Swiss Franc .........................    4/22/03       (1,126,013)
   1,000,000  Swiss Franc .........................     5/5/03         (682,627)
     700,000  Swiss Franc .........................    6/13/03         (478,249)
   3,000,000  Swiss Franc .........................     8/8/03       (2,052,140)
                                                                 --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $119,495,005) ....................              $ (124,930,703)
                                                                 ==============


=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       50

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

September 30, 2002 (Unaudited)



ASSETS
   Investment, at value (Cost $643,831,262) (Note 1) ..........................    $721,928,703
   Cash and foreign currency (Cost $922) ......................................             924
   Receivable for Fund shares sold ............................................       2,187,122
   Dividends and interest receivable ..........................................       1,140,667
   Receivable for investment securities sold ..................................          94,524
   Receivable for securities lending ..........................................             545
   Prepaid expense ............................................................          10,342
                                                                                   ------------
      TOTAL ASSETS ............................................................     725,362,827
                                                                                   ------------

LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) ........................................    $5,587,744
   Payable for Fund shares redeemed .............................     2,273,061
   Investment advisory fee payable (Note 2) .....................       480,613
   Transfer agent fees payable (Note 2) .........................        40,382
   Administration and accounting fees payable (Note 2) ..........        21,226
   Custodian fees payable (Note 2) ..............................         6,059
   Accrued expenses and other payables ..........................       102,780
                                                                     ----------
      TOTAL LIABILITIES .......................................................       8,511,865
                                                                                   ------------

 NET ASSETS ...................................................................    $716,850,962
                                                                                   ============

NET ASSETS CONSIST OF
   Undistributed net investment income. .......................................     $ 2,744,445
   Accumulated net realized loss on securities, forward
      exchange contracts and foreign currencies ...............................      (5,275,324)
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ......................      72,510,849
   Par value ..................................................................           3,810
   Paid-in capital in excess of par value .....................................     646,867,182
                                                                                   ------------
      TOTAL NET ASSETS ........................................................    $716,850,962
                                                                                   ============

NET ASSET VALUE, offering and redemption price per share
   ($716,850,962  (DIVIDE) 38,096,733  shares of common stock outstanding) ....          $18.82
                                                                                         ======



=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       51

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2002


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $23,049) ......   $   8,174,316
   Interest .....................................................         347,502
   Securities lending (Note 7) ..................................         179,421
                                                                    -------------
      TOTAL INVESTMENT INCOME ...................................       8,701,239
                                                                    -------------
EXPENSES
   Investment advisory fee (Note 2) ..................  $5,487,753
   Transfer agent fees (Note 2) ......................     171,083
   Administration and accounting fees (Note 2) .......     143,251
   Custodian fees (Note 2) ...........................      41,549
   Legal and audit fees ..............................      32,598
   Directors' fees and expenses (Note 2) .............      24,501
   Other .............................................      89,151
                                                        ----------
      TOTAL EXPENSES ............................................       5,989,886
                                                                    -------------
NET INVESTMENT INCOME ...........................................       2,711,353
                                                                    -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ................................................     (16,957,378)
      Forward exchange contracts ................................        (174,368)
      Foreign currencies and net other assets ...................          18,299
                                                                    -------------
   Net realized loss on investments during the period ...........     (17,113,447)
                                                                    -------------
   Net unrealized appreciation (depreciation) of:
      Securities ................................................    (182,234,586)
      Forward exchange contracts ................................      (8,855,153)
      Foreign currencies and net other assets ...................           1,487
                                                                    -------------
   Net unrealized depreciation of investments during the period .    (191,088,252)
                                                                    -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................    (208,201,699)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................   $(205,490,346)
                                                                    =============



=======================SEE NOTES TO FINANCIAL STATEMENTS========================
                                       52

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                     SIX MONTHS
                                                                        ENDED               YEAR
                                                                       9/30/02              ENDED
                                                                     (UNAUDITED)           3/31/02
                                                                  ---------------      --------------
Net investment income .........................................    $  2,711,353         $  2,206,773
Net realized gain (loss) on securities, forward exchange
   contracts and currency transactions during the period ......     (17,113,447)          24,003,325
Net unrealized appreciation (depreciation) of  securities,
   forward exchange contracts, foreign currencies and
   net other assets during the period .........................    (191,088,252)          15,363,769
                                                                   ------------         ------------
Net increase (decrease) in net assets resulting from
   operationss ................................................    (205,490,346)          41,573,867

DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income ..................................................              --           (3,090,091)
   Distributions to shareholders from net realized
      gain on investments .....................................              --          (34,482,729)
Net increase (decrease) in net assets from Fund share
   transactions (Note 4) ......................................     (48,888,863)           6,825,973
                                                                   ------------         ------------
Net increase (decrease) in net assets .........................    (254,379,209)          10,827,020

NET ASSETS
Beginning of period ...........................................     971,230,171          960,403,151
                                                                   ------------         ------------
End of period (including undistributed net investment
   income of $2,744,445 and $33,092, respectively) ............    $716,850,962         $971,230,171
                                                                   ============         ============

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                    ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   9/30/02         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)      3/31/02       3/31/01       3/31/00       3/31/99       3/31/98
                                                 -----------    -----------   -----------   -----------   -----------   -----------


Net asset value, beginning of period ..........    $24.08         $23.95         $21.87        $22.40        $23.04        $16.22
                                                   ------         ------         ------        ------        ------        ------
Income from investment operations:
Net investment income (a) .....................      0.07           0.06           0.11          0.27          0.12          0.11
Net realized and unrealized gain
   (loss) on investments ......................     (5.33)          1.05           3.15          0.01         (0.37)         7.31
                                                   ------         ------         ------        ------        ------        ------
      Total from investment
         operations ...........................     (5.26)          1.11           3.26          0.28         (0.25)         7.42
                                                   ------         ------         ------        ------        ------        ------
DISTRIBUTIONS:
   Dividends from net investment
      income ..................................        --          (0.08)         (0.10)        (0.28)        (0.14)        (0.17)
   Distributions from net realized
      gains ...................................        --          (0.90)         (1.08)        (0.53)        (0.25)        (0.43)
                                                   ------         ------         ------        ------        ------        ------
      Total distributions .....................        --          (0.98)         (1.18)        (0.81)        (0.39)        (0.60)
                                                   ------         ------         ------        ------        ------        ------
Net asset value, end of period ................    $18.82         $24.08         $23.95        $21.87        $22.40        $23.04
                                                   ======         ======         ======        ======        ======        ======
Total return (b) ..............................  (21.84)%          4.75%         14.81%         1.24%       (1.09)%        46.14%
                                                  =======         ======         ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...........  $716,851       $971,230       $960,403      $905,938    $1,078,214    $1,011,238
Ratio of operating expenses to
   average net assets (c) .....................     1.36%(d)       1.36%          1.36%         1.37%         1.39%         1.39%
Ratio of net investment income
   to average net assets ......................     0.62%(d)       0.23%          0.40%         1.13%         0.55%         0.69%
Portfolio turnover rate .......................        5%             6%            10%           19%           16%            6%

------------------------

(a)  Net investment  income for a Fund share  outstanding,  before the waiver of fees by the  investment  adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were $0.12 and $0.11, respectively.
(b)  Total return represents aggregate total return for the periods indicated.
(c)  Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were 1.40% and 1.41%, respectively.
(d)  Annualized.

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD  EXCHANGE  CONTRACTS  The Fund has entered  into  forward  exchange
contracts  for  non-trading   purposes  in  order  to  reduce  its  exposure  to
fluctuations in foreign currency exchange on its portfolio holdings. Forward



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker. For the six months ended September 30, 2002, the Fund reimbursed Tweedy, Browne Company LLC $1,313.50 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments


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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.   INVESTMENT   ADVISORY   FEE,   OTHER   RELATED   PARTY   TRANSACTIONS   AND
     ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $28.9 million, as of September 30, 2002, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  FEES ON ASSETS
                                   ---------------------------------------------
                                          BETWEEN        BETWEEN
                                       $500 MILLION    $1 BILLION
                           UP TO            AND            AND        EXCEEDING
                       $500 MILLION     $1 BILLION     $4 BILLION     $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%          0.04%            0.02%       0.015%
--------------------------------------------------------------------------------

                                          BETWEEN        BETWEEN
                                       $100 MILLION    $2 BILLION
                           UP TO            AND            AND        EXCEEDING
                       $100 MILLION     $2 BILLION     $4 BILLION     $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees            0.03%          0.01%          0.0075%       0.006%
--------------------------------------------------------------------------------

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne Global Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2002, aggregated $44,876,533 and $74,068,687, respectively.

     At September 30, 2002, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $173,945,851 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $95,848,410.

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TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                     -----------------------------------------------------------
                        SIX MONTHS ENDED 9/30/02         YEAR ENDED 3/31/02
                     -----------------------------------------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                    4,445,950   $  97,311,043     9,109,841   $ 218,526,882
Reinvested                     --              --     1,478,796      34,529,868
Redeemed               (6,687,032)   (146,199,906)  (10,356,938)   (246,230,777)
--------------------------------------------------------------------------------
Net Increase (Decrease)(2,241,082)  $ (48,888,863)      231,699   $   6,825,973
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 25, 2002, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an

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                                       60

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2002, the Company did not borrow, on behalf of the Fund, under the Agreement.

7.   SECURITIES LENDING

     The Fund  may lend  securities  to  broker,  dealers  and  other  financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

     At September 30, 2002, the Fund did not have any securities out on loan and did not have any segregated assets with the custodian.

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                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com